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                                                                    EXHIBIT 10.4




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                                    INDENTURE

                            Dated as of June 14, 1999


                                      among


                                   EFG-II, LP,
                                   as Issuer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,
                as Indenture Trustee and Eligible Lender Trustee,



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                                          TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                              Article I
                                              THE NOTES

         Section 1.01.     Form of Notes..........................................................................3
         Section 1.02.     Execution, Authentication and Delivery.................................................3
         Section 1.03.     Registration; Registration of Transfer and Exchange....................................4
         Section 1.04.     Mutilated, Destroyed, Lost or Stolen Notes.............................................5
         Section 1.05.     Persons Deemed Owner...................................................................6
         Section 1.06.     Certain Issuance and Transfer Restrictions.............................................6
         Section 1.07.     Legending of Notes.....................................................................8
         Section 1.08.     Provision of Information to Prospective Purchasers of the
                           Notes; Rule 144A Matters...............................................................9
         Section 1.09.     Cancellation...........................................................................9
         Section 1.10.     Book-Entry Notes.......................................................................9
         Section 1.11.     Notices to Clearing Agency............................................................10
         Section 1.12.     Definitive Notes......................................................................10
         Section 1.13.     Payment of Principal and Interest; Defaulted Interest;
                           Noteholders' Interest Basis Carryover.................................................11

                                             Article II
                                   REPRESENTATIONS AND WARRANTIES

         Section 2.01.     Representations and Warranties of the Issuer..........................................14
         Section 2.02.     Reassignment upon Breach..............................................................16
         Section 2.03.     Representations and Warranties of General Partner.....................................17
         Section 2.04.     Representations and Warranties of Indenture Trustee...................................18
         Section 2.05.     Representations and Warranties of Eligible Lender Trustee.............................18

                                             Article III
                                   GENERAL COVENANTS OF THE ISSUER

         Section 3.01.     Payment to Noteholders................................................................19
         Section 3.02.     Money for Payments to Be Held in Trust................................................19
         Section 3.03.     Existence.............................................................................20
         Section 3.04.     Protection of Indenture Trust Estate..................................................21
         Section 3.05.     Performance of Obligations............................................................21
         Section 3.06.     Reporting Requirements of the Issuer..................................................23
         Section 3.07.     Servicing Covenants...................................................................25
         Section 3.08.     Negative Covenants of the Issuer......................................................26

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
         Section 3.09.     Issuer May Consolidate, etc...........................................................26
         Section 3.10.     Successor or Transferee...............................................................28
         Section 3.11.     No Other Business.....................................................................28
         Section 3.12.     No Borrowing..........................................................................28
         Section 3.13.     Guarantees, Loans, Advances and Other Liabilities.....................................29

                                             Article IV
                                     SATISFACTION AND DISCHARGE

         Section 4.01.     Satisfaction and Discharge of Indenture...............................................30
         Section 4.02.     Application of Trust Money............................................................31
         Section 4.03.     Repayment of Monies Held by Paying Agent..............................................31

                                              Article V
                                              REMEDIES

         Section 5.01.     Events of Default.....................................................................32
         Section 5.02.     Acceleration of Maturity; Rescission and Annulment....................................33
         Section 5.03.     Collection of Indebtedness and Suits for Enforcement by
                           Indenture Trustee.....................................................................34
         Section 5.04.     Remedies; Priorities..................................................................36
         Section 5.05.     Optional Preservation of the Indenture Trust Estate...................................38
         Section 5.06.     Limitation of Suits...................................................................38
         Section 5.07.     Unconditional Rights of Noteholders to Receive Principal and
                           Interest..............................................................................39
         Section 5.08.     Restoration of Rights and Remedies....................................................39
         Section 5.09.     Rights and Remedies Cumulative........................................................39
         Section 5.10.     Delay or Omission Not a Waiver........................................................40
         Section 5.11.     Control by Noteholders................................................................40
         Section 5.12.     Waiver of Past Defaults...............................................................40
         Section 5.13.     Undertaking for Costs.................................................................41
         Section 5.14.     Waiver of Stay or Extension Laws......................................................41
         Section 5.15.     Action on Notes.......................................................................42
         Section 5.16.     Performance and Enforcement of Certain Obligations....................................42

                                             Article VI
                                          INDENTURE TRUSTEE

         Section 6.01.     Acceptance of the Trusts..............................................................43
         Section 6.02.     Fees, Charges and Expenses of Indenture Trustee.......................................45
         Section 6.03.     Notice if Default Occurs..............................................................45
         Section 6.04.     Intervention by Indenture Trustee.....................................................45
         Section 6.05.     Successors............................................................................45



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
         Section 6.06.     Resignation...........................................................................45
         Section 6.07.     Removal...............................................................................46
         Section 6.08.     Appointment of Successor..............................................................46
         Section 6.09.     Concerning Any Successor..............................................................46
         Section 6.10.     Appointment of Co-Trustee.............................................................46
         Section 6.11.     Successor Indenture Trustee as Trustee of Funds.......................................47
         Section 6.12.     Indemnification.......................................................................47
         Section 6.13.     Eligibility Requirements for Indenture Trustee........................................48

                                             Article VII
                                              RESERVED


                                            Article VIII
                                             SETTLEMENTS

         Section 8.01.     Trust Accounts; Investments by Indenture Trustee......................................50
         Section 8.02.     Collection of Moneys..................................................................51
         Section 8.03.     Collection Account; Class A-2 Distribution Account....................................52
         Section 8.04.     Reserve Account.......................................................................55
         Section 8.05.     Pre-Funding Account...................................................................56
         Section 8.06.     Claims on the Insurance Policy........................................................56
         Section 8.07.     Rights in Respect of Insolvency Proceedings...........................................57
         Section 8.08.     Effect of Payments by the Insurer; Subrogation........................................58
         Section 8.09.     Capitalized Interest Account..........................................................58

                                             Article IX
                                             REDEMPTION

         Section 9.01.     Redemption............................................................................59
         Section 9.02.     Form of Redemption Notice.............................................................59
         Section 9.03.     Notes Payable on Redemption Date......................................................60

                                              Article X
                                            MISCELLANEOUS

         Section 10.01.    Amendments, Etc.......................................................................61
         Section 10.02.    Notices, Etc..........................................................................62
         Section 10.03.    No Waiver; Remedies...................................................................63
         Section 10.04.    Binding Effect; Survival..............................................................63
         Section 10.05.    Costs, Expenses and Taxes.............................................................63
         Section 10.06.    No Proceedings........................................................................63
         Section 10.07.    Captions and Cross References.........................................................64


                                      iii
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
         Section 10.08.    Integration...........................................................................64
         Section 10.09.    Governing Law.........................................................................64
         Section 10.10.    Waiver of Jury Trial..................................................................64
         Section 10.11.    Execution in Counterparts.............................................................64
         Section 10.12.    Usury.................................................................................64
         Section 10.13.    Compliance Certificates and Opinions..................................................65
         Section 10.14.    Certain Matters Regarding the Insurer and The Insurance Policy........................65


APPENDICES

APPENDIX A               Definitions
APPENDIX B               Auction Procedures
APPENDIX C               Student Loan Schedule

SCHEDULE

SCHEDULE 2.01(k)         List of Offices of the Issuer where Records Are Kept

EXHIBITS

EXHIBIT 1.01(a)          Form of Class A-1 Note
EXHIBIT 1.01(b)          Form of Class A-2 Note
EXHIBIT 1.06(b)          Form of Transfer Certificate
EXHIBIT 3.06(d)          Form of Monthly Report



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                                    INDENTURE


                            Dated as of June 14, 1999


         THIS IS AN INDENTURE, among EFG-II, LP, a Delaware limited partnership, ("Issuer") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), as indenture trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"). Unless otherwise indicated, capitalized terms used in this Indenture are defined in Appendix A.


                                   BACKGROUND

         (i) The Issuer is a limited partnership with Educational Finance Group, Inc., a Delaware corporation ("EFG") as its Limited Partner and EFG-II SPC-I, Inc., a Delaware corporation, as its General Partner (the "General Partner").

         (ii) Pursuant to the Purchase and Contribution Agreement, First Chicago, in its capacity as Eligible Lender Trustee, has purchased, at the direction of and on behalf of the Issuer, from First Chicago, in its capacity as eligible lender trustee for EFG, Student Loans. The legal title of the Student Loans are held or will be held by the Eligible Lender Trustee on behalf of the Issuer.

         (iii) The Issuer intends to finance the purchase of the Student Loans by issuing the Class A-1 Notes and the Class A-2 Notes, which it will sell to Lehman Brothers Inc., as initial purchaser, pursuant to a Note Purchase Agreement. The principal of and interest on the Notes will be secured by the Financed Student Loans and other Collateral.

         (iv) First Chicago has been requested, and is willing, to act as the Indenture Trustee.

         (v) MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, has been requested and will issue for the benefit of the Class A Noteholders, its Insurance Policy with respect to the Class A Notes.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                 GRANTING CLAUSE

         The Issuer and, with respect to the legal title of the Student Loans, the Eligible Lender Trustee hereby Grant to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders and the Insurer, all the Issuer's right, title and interest in and to, but none of its obligations under, the following:

         (i) the Financed Student Loans, and all obligations of the Obligors thereunder including all monies paid thereunder on and after the Cutoff Date (or, in the case of Additional Financed Student Loans, on and after the related Subsequent Cutoff Date), including all Subsidy Payments and all Related Security with respect thereto;

         (ii) the Purchase and Contribution Agreement;

         (iii) the Master Servicing Agreement;

         (iv) each Student Loan Guarantee Agreement with respect to the Financed Student Loans, including the right of the Issuer and the Eligible Lender Trustee to cause the related Student Loan Guarantor to make Guarantee Payments in respect of the Financed Student Loans;

         (v) the Trust Agreement;

         (vi) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon);

         (vii) all books and records (including computer tapes and disks) related to the foregoing; and

         (viii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, Trust Accounts, Trust Accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit Trust Accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and to secure compliance with the provisions of this Indenture, subject to, and as further provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.



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                                   Article I

                                    THE NOTES

         Section 1.01. Form of Notes.

         (a) The Class A-1 Notes and Class A-2 Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit 1.01(a) and Exhibit 1.01(b), respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Authorized Officer of the General Partner executing such Notes on behalf of the Issuer, as evidenced by such Authorized Officer's execution of such Notes. The Notes shall be issued on the Closing Date in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof, and will be available in book-entry form only.

         (b) With respect to each Class of Notes, the Indenture Trustee shall record in its records the interest rate for each Interest Period with respect to such Class, each repayment thereof, and the other information provided for thereon. The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officer of the General Partner executing each such Note on behalf of the Issuer, as evidenced by such Authorized Officer's execution of such Note. Each Note shall be dated the date of its authentication, and the terms of the Notes set forth in Exhibits 1.01(a) and 1.01(b) are part of the terms of this Indenture.

         Section 1.02. Execution, Authentication and Delivery.

         (a) Execution of the Notes. The Notes shall be executed on behalf of the Issuer by any of the Authorized Officers of the General Partner. The signature of any such Authorized Officer on any Note may be original or facsimile. Any Note bearing the original or facsimile signature of an individual who was at any time an Authorized Officer of the General Partner of the Issuer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Note or did not hold such offices at the date of such Note.

         (b) Authentication of the Notes. The Indenture Trustee shall upon receipt of the Issuer Order, authenticate and deliver (i) the Class A-1 Notes for original issue in an aggregate principal amount of $159,730,000 (the "Class A-1 Original Note Principal Amount") and (ii) the Class A-2 Notes for original issue in an aggregate principal amount of $159,730,000 (the "Class A-2 Original Note Principal Amount"). The aggregate principal amount of each Class of Notes outstanding at any time shall not exceed its respective Original Note Principal Amount except as provided in Section 1.04. Each of the Notes shall be dated the date of its



                                       3
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authentication. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any such Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 1.03. Registration; Registration of Transfer and Exchange.

         (a) Note Register; Note Registrar. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers of the Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of the Notes, as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         (b) Appointment of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the related principal amounts and numbers of such Notes.

         (c) Transfer of the Notes. Upon surrender for registration or transfer of a Note at the office or agency of the Issuer to be maintained as provided in
Section 1.03(e), and if the requirements of Section 8-401(l) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate a new Note, in any authorized denominations of like aggregate principal amount. Any
Note issued upon any registration of transfer thereof shall be the valid obligation of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP.



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         (d) No Service Charge. No service charge shall be made to a Noteholder, for any registration of transfer or exchange of any Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Note.

         (e) Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where the Notes may be surrendered for registration of transfer thereof, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 1.04. Mutilated, Destroyed, Lost or Stolen Notes.

         (a) Replacement of Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Issuer such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of a replacement Note or payment of a destroyed, lost or stolen Note or pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents such original Note for payment, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         (b) Payment of Tax. Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the related Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         (c) Enforcement of Replacement Notes. Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) Exclusiveness of Section. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 1.05. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name any such Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 1.06. Certain Issuance and Transfer Restrictions.

         (a) Issuance and Transfer of the Notes. The Notes may not be issued, sold, transferred, assigned, participated, pledged or otherwise disposed of unless such sale or transfer is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state securities or "Blue Sky" laws. Each prospective holder or purchaser of a Note shall be deemed to have represented and acknowledged (for the benefit of the Issuer and the Indenture Trustee) as follows:

                  (A) It is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is a "QIB" ("Qualified Institutional Buyer") and is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act ("Rule 144A") and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

                  (B) It acknowledges that the Notes have not been and will not be registered under the Securities Act of 1933 and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below.

                  (C) If it is a person other than a foreign purchaser outside the United States, it agrees that (i) if it should reoffer, resell, pledge or otherwise transfer its Note prior to the second anniversary of the later of (a) the original issuance of such Note (or any predecessor Note), and (b) the sale of such Note (or any predecessor
         Note) by the Issuer or any affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act of
         1933), or (ii) if it was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer
         (a) it will do so in compliance with any applicable state securities or "Blue Sky" laws and only (A) to the Issuer or (B) in compliance with Rule 144A, and only if a certificate in the form attached to the Indenture is delivered by the transferee to the Indenture Trustee, and
         (b) it will give the transferee notice of any restrictions on resale of such Note.

                  (D) It understands that the Issuer has not been registered under the Investment Company Act and that such Note is being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that such Note has not been registered under the Securities Act and that (1) such Note may be offered, resold, pledged or otherwise transferred only (i) to a person who the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A under the Securities Act, (ii) the Issuer or (iii) pursuant to an effective registration statement, and in each case, in accordance with any applicable laws of any State of the United States or any other applicable jurisdiction, (2) no transfer of such Note may be made if such transfer would require registration of either or both of the Issuer or the pool of Collateral as an "investment company" under the Investment Company Act, and (3) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in this clause (B).

                  (E) It understands that such Note will bear a legend substantially as set forth in Section 1.07

                  (F) It has received the information, if any, requested by it pursuant to Rule 144A, has had full opportunity to review such information and has received all additional information necessary to verify such information.

                  (G) It (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

                  (H) It understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

                  (I) It acknowledges that it has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Indenture and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to it or to which it has had access.

                  (J) It will not sell, transfer, assign, participate, pledge, or otherwise dispose of such Note (or any interest in such Note) other than by unconditional sale of the entire right, title and interest of the purchaser or transferee in and to a principal amount of such Note not less than the minimum denomination of such Note.

                  (K) It is acquiring such Note for its own account, for investment purposes only and not with a view to a distribution, and is the sole beneficial owner of such Note, recognizing that the disposition of its property shall at all times be and remain within its control.

         (b) Transfer Certificate. Notwithstanding the provisions of Section 1.06(a), an Owner is required to deliver to the Issuer, the Indenture Trustee and the Note Registrar a certificate substantially in the form of Exhibit 1.06(b) hereto unless it is purchasing a Note from the Initial Purchaser or pursuant to an Auction.

         (c) Void Transfers. If (i) any Note is issued, sold, transferred, assigned, participated, pledged or otherwise disposed of in contravention of the provisions of this Section 1.06, (ii) at any time the foregoing representations of such purchaser or transferee are not true, or (iii) the purchaser or transferee breaches the foregoing agreements, then the purchase or transfer of such Note shall be void ab initio and of no effect.

         Section 1.07. Legending of Notes.

         Legending of Class A Notes. The Class A Notes shall each bear a legend in substantially the following form:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR NOTE HERETO) OTHER THAN IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS (1) TO THE ISSUER OR ANY OF ITS AFFILIATES OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND UPON THE RECEIPT BY THE ISSUER OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE ISSUER THAT SUCH RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS. ADDITIONAL TRANSFER RESTRICTIONS ARE SET FORTH IN THE INDENTURE.

         Section 1.08. Provision of Information to Prospective Purchasers of the Notes; Rule 144A Matters. For so long as any of the Notes remain outstanding and are a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act, any Noteholder may request that the Indenture Trustee forward to the Issuer a request that the Issuer provide the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act. Upon receipt of such request, the Indenture Trustee shall forward such request promptly to the Issuer. The Issuer shall provide such requested information promptly to the Indenture Trustee, who shall forward such requested information promptly to the requesting Noteholder.

         Section 1.09. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 1.10. Book-Entry Notes. The Class A Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner of any Class of Notes will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Book-Entry Note, except as provided in Section 1.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 1.12:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Issuer, the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Book-Entry Notes) as the sole holder of the Notes, and shall have no obligation to the Note Owners of any Class of Notes;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners of each Class of Notes shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 1.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Book-Entry Notes to such Clearing Agency Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of any Class of Notes evidencing a specified percentage of the Note Principal Amount of such Class of Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the applicable Class of Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) each Note Owner, by its acceptance of its interest in a Note, shall be deemed to have made the representations and to have bound itself by the agreements set forth pursuant to Section 1.06 and to have agreed to treat the Notes as indebtedness for all tax and financial reporting purposes.

         Section 1.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 1.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of any Class of Notes to the Clearing Agency, and shall have no obligation to the Note Owners to enforce such notices or communications.

         Section 1.12. Definitive Notes. If (i) the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes, and the Issuer is unable to locate a qualified successor, (ii) the Issuer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of each of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount of the Book-Entry Notes advise the Clearing Agency (which shall then notify the Indenture Trustee and the Issuer) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders.

         Section 1.13. Payment of Principal and Interest; Defaulted Interest; Noteholders' Interest Basis Carryover.

         (a) Class A Notes.

                  (i) The Class A-1 Notes shall accrue interest as provided in the form of Class A-1 Note set forth in Exhibit 1.01(a), and such interest shall be payable on each Primary Payment Date as specified therein, subject, in each case, to Section 3.01. The Class A-2 Notes shall accrue interest as provided in the form of Class A-2 Note set forth in Exhibit 1.01(b), and such interest shall be payable on each Secondary Payment Date as specified therein, subject, in each case, to
         Section 3.01. Any installment of interest (and any Noteholders' Interest Basis Carryover) or principal, if any, payable on any Class A Note which is punctually paid or duly provided for by the Issuer on the applicable Primary Payment Date, in the case of the Class A-1 Notes, or the applicable Secondary Payment Date, in the case of the Class A-2 Notes, shall be paid to the Person in whose name such Class A Note (or one or more Predecessor Notes) is registered on the Record Date by wire transfer if such Person provides appropriate written instructions to the Indenture Trustee no later than such Record Date, and otherwise by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to
         Section 1.12, with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Class A Note on a Primary Payment Date, in the case of the Class A-1 Notes, or a Secondary Payment Date, in the case of the Class A-2 Notes, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.02.

                  (ii) The principal of each Class A-1 Note shall be payable in installments on each Primary Payment Date as provided in the form of the Class A-1 Notes set forth in Exhibit 1.01(a). The principal of each Class A-2 Note shall be payable in installments on each Secondary Payment Date as provided in the form of the Class A-2 Notes set forth in Exhibit 1.01(b). Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable, if not previously paid, if an Event of Default shall have occurred and if the Indenture Trustee or the Noteholders of the Notes representing not less than a majority of the Class A Note Principal Amount have declared the Notes to be immediately due and payable with the prior consent of the Insurer or at the direction of the Insurer, in the manner provided in
         Section 5.02; provided, however, that during the existence and continuation of an Insurer Default the Indenture Trustee shall not require the prior consent or direction of the Insurer. All principal payments on the Class A Notes shall be made, first, to the Class A-1 Notes until the Class A-1 Note Principal Amount has been paid in full and then to the Class A-2 Notes until the Class A-2 Notes have been paid in full; provided, that, if an Event of Default has occurred and the unpaid principal amount of the Class A Notes has been declared due and payable, principal payments on the Class A-1 Notes and the Class A-2 Notes shall be made pro rata (based on the unpaid Note Principal Amount of each such Class) to the Noteholders of each such class. The Indenture Trustee shall notify the Person in whose name a Class A Note is registered at the close of business on the Record Date preceding the Primary Payment Date, in the case of the Class A-1 Notes, or the Secondary Payment Date, in the case of the Class A-2 Notes, on which the Issuer expects that the final installment of principal of and interest (and any Noteholders' Interest Basis Carryover) on such Class A Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Primary Payment Date, in the case of the Class A-1 Notes, or such final Secondary Payment Date, in the case of the Class A-2 Notes, and shall specify that such final installment will be payable only upon presentation and surrender of such Class A Note and shall specify the place where such Class A Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Class A Notes shall be mailed to Class A Noteholders as provided in Section 9.02.

                  (iii) If the Issuer defaults in a payment of interest on the Class A Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Class A-1 Note Rate or Class A-2 Note Rate, as applicable, in any lawful manner. The Issuer may pay such defaulted interest to Class A Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to the Indenture Trustee a notice which the Indenture Trustee will, as soon as practicable, distribute to each Class A Noteholder that states the special record date, the payment date and the amount of defaulted interest to be paid. Any shortfall in the payment of interest on the Class A Notes shall be allocated pari passu among the Class A-1 and Class A-2 Notes (based on the ratio of each such amount to the total of such amounts).

                  (iv) The Noteholders' Interest Basis Carryover on each Primary Payment Date, in the case of the Class A-1 Notes, or each Secondary Payment Date, in the case of the Class A-2 Notes, including all such unpaid carryover from prior Primary Payment Dates or Secondary Payment Dates, as applicable, and interest accrued thereon at the Class A-1 Note Rate or Class A-2 Note Rate, as applicable for each Class of Class A Notes for each applicable Collection Period, shall be allocable among the Class A-1 Notes and the Class A-2 Notes pari passu basis (based on the ratio of each such amount to the total of such amounts) and shall be payable on such Primary Payment Date, in the case of the Class A-1 Notes, or Secondary Payment Date, in the case of the Class A-2 Notes, solely to the extent that the funds required are available to be distributed to Class A Noteholders by the Indenture Trustee pursuant to
         Section 8.04(b); provided, however, that the payment of any such Noteholders' Interest Basis Carryover is not guaranteed by the Insurer under the Insurance Policy.

                                   Article II


                         REPRESENTATIONS AND WARRANTIES

         Section 2.01. Representations and Warranties of the Issuer. The Issuer represents and warrants as follows:

         (a) Organization, Powers. The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary power as a limited partnership to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying and where its failure to be so licensed or qualified would not have a Material Adverse Effect on the Issuer or the Notes; and has full power, right and authority to enter into this Indenture, the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby, to issue the Notes and to perform each and all of the matters and things herein and therein provided for. The Issuer has not been known by any name other than "EFG-II, LP" and has not had any office other than its office at 495 Station Avenue, South Yarmouth, Massachusetts 02664, and that office is its chief executive office and principal place of business.

         (b) Issuer Authority, etc. The execution, delivery and performance by the Issuer of this Indenture, the Notes and the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary limited partnership action and this Indenture, the Notes and such Transaction Documents constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

         (c) Compliance with Laws and Contracts. The execution, delivery and performance by the Issuer of this Indenture, the Notes and the other Transaction Documents to which the Issuer is a party do not and will not (i) violate, in any material respect, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the Issuer or its property is subject, or of the limited partnership agreement and certificate of limited partnership of the Issuer; (ii) result in a material breach of or constitute a material default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which the Issuer may be or is subject or by which it, or its property, is bound; or
(iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the material properties of the Issuer other than the Lien in favor of the Indenture Trustee provided herein; and the Issuer is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except for violations or defaults that singly or in the aggregate have not had nor would not have a Material Adverse Effect on the Issuer.

         (d) Governmental Approvals. The Issuer has obtained all authorizations, consents, approvals, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business and with respect to which the failure to obtain would not have a Material Adverse Effect on the Issuer, or necessary to the valid execution, delivery and performance by the Issuer of this Indenture, the Notes and the other Transaction Documents to which the Issuer is, or will be, a party (the "Approvals"), and such Approvals remain in full force and effect.

         (e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer, overtly threatened in writing against or affecting the Issuer wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the Issuer or which affects, or purports to affect, the validity or enforceability against the Issuer of any Transaction Document.

         (f) Employee Benefit Plans. All "employee benefit plans" (as such term is defined in ERISA) of the Issuer and each of its ERISA Affiliates (as defined in ERISA) (individually, a "Plan" and collectively the "Plans") are in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder, except for compliance amendments which may be required due to changes in such laws and regulations and which were not addressed by the latest determination letters and for which the retroactive amendment period has not expired. No Plan is insolvent or in reorganization. No proceedings have been instituted to terminate any Plan, and no conditions exist which would permit the institution of proceedings to terminate any such Plan.

         (g) Perfected Interest. Each Financed Student Loan, including the related Student Loan Note, is owned by the Issuer or by the Eligible Lender Trustee, on behalf of the Issuer, free and clear of any Lien other than the Lien created hereby. Except for the filing of the financing statements being executed and filed in connection with the closing of the transaction, no further action, including any filing or recording of any document, is necessary in order to establish, protect and perfect the first priority security interest of the Indenture Trustee, for the benefit of the Noteholders, in the Collateral as against any third party in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, the Issuer. No financing statement or other instrument similar in effect covering any of the Collateral or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by the Indenture Trustee, (ii) in favor of the Indenture Trustee or (iii) for which UCC termination statements have been filed or with respect to Liens which by their terms do not require that a release be filed for the security interest of the Indenture Trustee to be of first priority.

         (h) Accuracy of Information. All information (including each Monthly Report, Student Loan Schedule and Computer Tape) supplied by, or on behalf of, the Issuer in writing to the Indenture Trustee in connection with this Indenture or the transactions contemplated hereby is true and accurate in all material respects as of the date thereof stated or certified. No information, exhibit or report furnished by the Issuer to the Indenture Trustee in connection with this Indenture contained any material misstatement.

         (i) Defaults. No Event of Default or Unmatured Event of Default exists.

         (j) Margin Regulations. The use of all funds obtained by the Issuer under this Indenture will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (k) Offices. The chief place of business and chief executive office of the Issuer are located at the address of the Issuer referred to in Section 10.02, and the offices where the Issuer keeps all its books, records and documents evidencing the Financed Student Loans are located at the addresses specified in Schedule 2.01(k) (or at such other locations, notified to the Indenture Trustee in accordance with Section 10.02, in jurisdictions where all action necessary to maintain the Indenture Trustee's first priority perfected interest, for the benefit of the Noteholders, in the Collateral has been taken and completed).

         (l) Eligible Student Loans. Each Student Loan, as of the date of its inclusion in the Collateral, is an Eligible Student Loan.

         (m) The Issuer Not an Investment Company. The Issuer is not required to register as an "investment company" within the meaning of the Investment Company Act.

         Section 2.02. Reassignment upon Breach. The Issuer or the Indenture Trustee, as the case may be, shall inform the other parties to this Indenture, the Insurer and the Noteholders promptly, in writing, upon the discovery of any breach in any material respects of the representations and warranties made by the Issuer pursuant to Sections 2.01(g) or (l) or any breach in any material respects of the covenants of the Issuer made pursuant to Section 3.07; provided, however, that a material breach of such representations, warranties and covenants shall be deemed to have occurred only if the related Guarantee Agreements are affected. Unless any such breach shall have been cured within 30 days (or in the sole discretion of the Insurer, 60 days) following the discovery thereof by the Issuer or receipt by the Issuer of written notice from the Indenture Trustee of such breach, the Financed Student Loan as to which such representation and warranty or covenant relates shall be released from the Collateral and reassigned to the Eligible Lender Trustee (a "Reassignment"), as of the first Determination Date succeeding the end of such 30-day or 60-day period, respectively. In consideration of and simultaneously with the reassignment of such Financed Student Loan, the Issuer shall deposit to the Collection Account on such Determination Date immediately available funds equal to the Purchase Amount. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing the Issuer may, at its option in lieu of depositing such Purchase Amount to the Collection Account on such date, cause the Eligible Lender Trustee to pledge to the Indenture Trustee on such date for inclusion in the Collateral a new Eligible Student Loan in substitution for such Financed Student Loan having a Principal Balance plus accrued and unpaid interest at least equal to the Substitution Amount of the Financed Student Loan being substituted, by delivering an updated Student Loan Schedule to the Indenture Trustee reflecting such substitution (a "Substitution"). The Indenture Trustee shall execute such documents reasonably requested by the Issuer or Insurer in order to effect such reassignment and to release the Indenture Trustee's Lien thereunder. The sole remedy of the Indenture Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Sections 2.01(g) and (l) and the covenants contained in Section 3.07 shall be to require the Issuer to deposit the Purchase Amount or substitute Financed Student Loans as provided above.

         Section 2.03. Representations and Warranties of General Partner. The General Partner hereby represents and warrants as follows:

         (a) Organization, Corporate Powers. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying and where its failure to be so licensed or qualified would not have a Material Adverse Effect on the Issuer.

         (b) Issuer Authority, etc. The execution, delivery and performance by the General Partner of the limited partnership agreement of the Issuer and the transactions contemplated thereby have been duly authorized by all necessary corporate action.

         (c) Compliance with Laws and Contracts. The execution, delivery and performance by the General Partner of its duties under the limited partnership agreement of the Issuer will not (i) violate, in any material respect, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the General Partner or its property is subject, or of the certificate of incorporation or bylaws of the General Partner; (ii) result in a material breach of or constitute a material default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which the General Partner may be or is subject or by which it, or its property, is bound; or (iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the material properties of the General Partner, which in any case would have a Material Adverse Effect on the General Partner; and the General Partner is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except for violations or defaults that singly or in the aggregate have not had nor would not have a Material Adverse Effect on the General Partner.

         (d) Governmental Approvals. The General Partner has obtained all authorizations, consents, approvals, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business and with respect to which the failure to obtain would not have a Material Adverse Effect on the General Partner.

         (e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the General Partner, overtly threatened in writing against or affecting the General Partner wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the General Partner or which affects, or purports to affect, the validity or enforceability against the General Partner of the limited partnership agreement of the Issuer.

         Section 2.04. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby represents and warrants as follows:

         (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Indenture.

         (b) Authorization. It has taken all corporate action necessary to authorize the execution and delivery by it of this Indenture, and this Indenture will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Indenture on its behalf.

         (c) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of being pledgee of the Financed Student Loans as contemplated by this Indenture.

         (d) Binding Obligation. This Indenture constitutes, and each other Transaction Document to be executed by the Indenture Trustee when duly executed and delivered, will constitute, a legal, valid and binding obligation of the Indenture Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 2.05. Representations and Warranties of Eligible Lender Trustee. The Eligible Lender Trustee hereby represents and warrants as follows:

         (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Indenture.

         (b) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act.

                                  Article III


                        GENERAL COVENANTS OF THE ISSUER

         Section 3.01. Payment to Noteholders. The Issuer will duly and punctually pay the principal of, interest, if any, on and any interest on Noteholders' Interest Basis Carryover (but only to the extent provided in Sections 1.13(a)(iv) and 8.03(b)) with respect to the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.03(b), the Issuer will cause to be distributed to the Class A-1 Noteholders that portion of the amounts on deposit in the Trust Accounts on a Primary Payment Date which the Class A-1 Noteholders are entitled to receive and will cause to be distributed to the Class A-2 Noteholders that portion of the amounts on deposit in the Trust Accounts on a Secondary Payment Date which the Class A-2 Noteholders are entitled to receive. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest (including any Noteholders' Interest Basis Carryover) and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         Section 3.02. Money for Payments to Be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day next preceding each Primary Payment Date, the Issuer shall distribute or cause to be distributed to the Indenture Trustee (or any other Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under the Notes (or in the case of the Class A-2 Notes, becoming due on the related Secondary Payment Date), such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee and the Insurer of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Insurer notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to either (i) the Issuer on Issuer Request and with the prior written consent of the Insurer or (ii) the Insurer if and to the extent such money or any portion thereof was paid by the Insurer to the Indenture Trustee for payment of interest on or principal of the Notes; and the Noteholder thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         Section 3.03. Existence. The Issuer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the State of Delaware (unless, subject to the prior written consent of the Insurer, it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate. The Issuer will maintain its status as a pass-through entity for federal income tax purposes.

         Section 3.04. Protection of Indenture Trust Estate.

         (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) collect payments due on the Financed Student Loans; or

                  (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee, the Insurer and the Noteholders in such Indenture Trust Estate against the claims of all persons and parties. It shall be the responsibility of the Issuer to prepare such instruments.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

         (b) Opinions as to Indenture Trust Estate. On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         Section 3.05. Performance of Obligations.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others (if such action is within the Issuer's control) that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Purchase and Contribution Agreement, the Master Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer to assist the Issuer in performing its duties under this Indenture.

         (c) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Rating Agencies and the Insurer, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Master Servicing Agreement with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Transaction Documents in respect of such failure and shall take all reasonable steps available to it to enforce its rights in respect of such failure at the direction of the Insurer.

         (d) Upon any termination of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Insurer. As soon as a successor Master Servicer is appointed with the consent of the Insurer, the Issuer shall notify the Indenture Trustee and the Insurer of such appointment, specifying in such notice the name and address of such successor Master Servicer.

         (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee and the Insurer, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Transaction Documents, except to the extent otherwise provided in the Master Servicing Agreement, or waive timely performance or observance by the Master Servicer, EFG, the Issuer or the Eligible Lender Trustee under a material provision of the Purchase and Contribution Agreement, or the Master Servicing Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Noteholders of all the Outstanding Notes, or (iii) result in a deemed exchange of Notes for new notes under Section 1001 of the Code. If any such amendment, modification, supplement or waiver shall be so consented to, the Issuer agrees, promptly following a request by the Indenture Trustee or the Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or the Insurer may deem necessary or appropriate in the circumstances.

         (f) The Issuer shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records identifying and evidencing the Financed Student Loans and each Sub-servicer servicing each Financed Student Loan in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Financed Student Loans (including, without limitation, records adequate to permit the daily identification of each new Financed Student Loan included in the Collateral from time to time and all Collections of and adjustments to each existing Financed Student Loan).

         (g) At its expense, the Issuer shall timely and fully perform and comply, and cause the Eligible Lender Trustee to perform and comply, with all material provisions, covenants and other promises required to be observed by each of them under the Higher Education Act, Student Loan Notes, the Student Loan Guaranty Agreements, the Master Servicing Agreement and other agreements to which the Issuer is a party related to the Collateral.

         (h) The Issuer shall administer, operate and maintain, or cause the Eligible Lender Trustee to administer, operate and maintain, its student loan program in such manner as to ensure that such program and the Financed Student Loans will benefit, to the extent applicable and in all material respects, from
(i) the Student Loan Guaranty Agreements and (ii) the Federal Family Education Loan Program authorized under the Higher Education Act and the federal program of reimbursement for Student Loans pursuant to the Higher Education Act, or from any other federal statute providing for such Federal Family Education Loan Program.

         (i) The Issuer shall (i) maintain, and cause the Eligible Lender Trustee to maintain, in effect all Student Loan Guaranty Agreements and the Master Servicing Agreement, diligently and promptly enforce its rights thereunder and take, or use commercially reasonable steps to cause the Master Servicer to take, all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all material terms, covenants and conditions of each Financed Student Loan, including the prompt payment of all principal and interest payments and all other amounts due with respect to such Financed Student Loan, including all Subsidy Payments, and all Student Loan Guaranty Payments under the applicable Student Loan Guaranty Agreement, except for such deferments and forbearance permitted with respect to Student Loans under the Higher Education Act, and (ii) enter, and cause the Eligible Lender

Trustee to enter, into Student Loan Guaranty Agreements and the Master Servicing Agreement so that all Financed Student Loans are covered thereby.

         Section 3.06. Reporting Requirements of the Issuer. From the date hereof until the Final Scheduled Payment Date, the Issuer shall furnish to the Eligible Lender Trustee, the Indenture Trustee and the Insurer:

         (a) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Issuer, the Issuer's consolidated statement of income and statement of changes in cash flow for such quarter and balance sheet as of the end of such quarter presented fairly in accordance with generally accepted accounting principles;

         (b) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of the Issuer, the Issuer's statement of income and statement of changes in cash flow for such year and balance sheet as of the end of such year in each case presented fairly in accordance with generally accepted accounting principles;

         (c) [Quarterly] Officer's Certificate. Within 30 days after the last day of each calendar [quarter], an officer's certificate executed by the chief financial officer or treasurer of the General Partner, certifying that, as of such calendar month, (i) the Issuer is in compliance with all of the terms, conditions and requirements of the Transaction Documents, and (ii) no Event of Default or Unmatured Event of Default under this Indenture or other event of default as described in any other Transaction Documents exists;

         (d) Monthly Report. No later than the tenth Business Day of each month, a Monthly Report for the immediately preceding calendar month, substantially in the form of Exhibit 3.06(d);

         (e) DOE Audit Materials. Within 30 days after the last day of each calendar month, notice of all DOE audits of or any other actions of a material nature by the DOE with respect to, the Issuer or any Affiliate thereof, to the extent that it has knowledge thereof, of the Master Servicer or Student Loan Guarantor, under any Student Loan Guaranty Agreement, and, in each case, notice of the results thereof (including, but not limited to, the rate of reimbursement by the DOE for the Student Loan Guarantors under the related Student Loan Guaranty Agreements, to the extent that such rate is below the maximum permitted under the Higher Education Act (i.e., 95% for Student Loans disbursed on or after October 1, 1998, 98% with respect to Student Loans disbursed on or after October 1, 1993, and 100% for Student Loans disbursed prior thereto));

         (f) Reports of Independent Accountants. As promptly as practicable, copies of any reports or written comments (including, without limitation, audit reports, management letters and any other reports or communications with respect to the internal control structure) relating to the Issuer submitted by its independent accountants;

         (g) Event of Defaults. Immediately upon becoming aware of the existence of any Event of Default or Unmatured Event of Default, a written statement of an Authorized Officer of the Issuer setting forth details of such event and the action that the Issuer proposes to take with respect thereto; and immediately upon becoming aware of a Servicer Default, written notice thereof.

         In addition, the Issuer shall promptly furnish a copy of each Monthly Report upon delivery thereof to the Indenture Trustee and the Eligible Lender Trustee, to (i) S&P at Standard & Poor's, 26 Broadway, New York, New York 10004,
Attention: ABS Surveillance Department, (ii) Moody's at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department and (iii) Fitch IBCA at Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Asset Backed Monitoring Unit.

         Section 3.07. Servicing Covenants. From the date hereof until the Final Scheduled Payment Date, the Issuer shall comply with the following covenants.

         (a) Servicing. The Issuer shall cause the Master Servicer to service, administer and make collections with respect to the Financed Student Loans in accordance in all material respects with all applicable Federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Student Loan Guaranty Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for Subsidy Payments or Student Loan Guaranty Payments, as applicable, or would have a Material Adverse Effect on the Issuer.

         (b) Collection of Financed Student Loan Payments. The Issuer shall cause the Master Servicer to make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Student Loan Guaranty Agreement), in each case in accordance with the terms of the Master Servicing Agreement, to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due.

         (c) Collection of Student Loan Guaranty Payments. The Issuer shall (or shall cause the Master Servicer to) make reasonable efforts to claim, pursue and collect all Student Loan Guaranty Payments from the Student Loan Guarantors pursuant to the Student Loan Guaranty Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, and shall comply, and shall cause the Master Servicer to comply, in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments in each case in accordance with the terms of the Master Servicing Agreement. In connection therewith, the Master Servicer is hereby authorized and empowered to convey to any Student Loan Guarantor the Student Loan Note and the related Financed Student Loan file representing any Financed Student Loan in connection with submitting a claim to such Student Loan Guarantor for a Student Loan Guaranty Payment in accordance with the terms of the applicable Student Loan Guaranty Agreement whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released without any further action of any kind.

         (d) Collection of Subsidy Payments. The Issuer shall make or cause to be made reasonable efforts to claim, pursue and collect all Subsidy Payments from the DOE with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply or undertake commercially reasonable efforts to cause compliance with in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by the Issuer or otherwise shall constitute Collections for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 8.03 (a). In connection therewith, the Issuer, shall prepare and file or cause there to be prepared with the DOE on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of Subsidy Payments and otherwise pursuing and collecting such Subsidy Payments from the DOE.

         (e) Realization upon Financed Student Loans. The Issuer shall cause the Master Servicer to use reasonable efforts consistent with customary servicing practices and procedures and subject to the Master Servicing Agreement, including all efforts that may be specified under any applicable Student Loan Guaranty Agreement and the Higher Education Act, in its servicing of any delinquent Financed Student Loans.

         (f) Termination of the Master Servicer. In the event that the Guaranty Agreement dated June 14, 1999, among EFG, the Insurer and the Indenture Trustee is no longer the enforceable obligation of EFG, the Issuer shall take all reasonable steps to replace the Master Servicer with a successor acceptable to the Insurer.

         Section 3.08. Negative Covenants of the Issuer. The Issuer shall not:

         (a) except as expressly permitted by this Indenture or any other Transaction Document and except for properties and assets released from the Indenture Trust Estate in accordance with this Indenture, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee (which direction the Indenture Trustee shall not give without the prior written consent of the Insurer);

         (b) claim any credit on, or make any deduction from the principal or interest (including any Noteholders' Interest Basis Carryover) payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

         (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Transaction Documents) or (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

         Section 3.09. Issuer May Consolidate, etc., Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form satisfactory to the Indenture Trustee and the Insurer, the due and punctual payment of the principal of, interest on and any Noteholders' Interest Basis Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the consent of the Insurer shall have been obtained with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate of the Issuer stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form satisfactory to the Indenture Trustee and the Insurer, the due and punctual payment of the principal of, interest on and Noteholders' Interest Basis Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and the Insurer, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the consent of the Insurer shall have been obtained with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate of the Issuer stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 3.10. Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.09(a), the Person formed by or surviving such consolidation or merger (if other than the

Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.09(b), EFG-II, LP will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee and the Insurer stating that EFG-II, LP is to be so released.

         Section 3.11. No Other Business. Except as contemplated by this Indenture, its limited partnership agreement or the other Transaction Documents, the Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans in the manner contemplated by this Indenture, its limited partnership agreement and the other Transaction Documents and activities incidental thereto.

         Section 3.12. No Borrowing. Unless the Insurer shall have given consent with respect to such issuance, the Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.13. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Transaction Documents or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                                   Article IV


                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest (including any Noteholders' Interest Basis Carryover) thereon, (iv) Section 3.02, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Sections 6.02 and 6.12 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

         (A) either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  1.04 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.02) have been delivered to the Indenture Trustee for cancellation and the Insurance Policy has been returned to the Insurer for cancellation and any amounts owed to the Insurer under this Indenture have been paid; or

                           (2) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation

                                    (i) have become due and payable,

                                    (ii) will become due and payable at the
                           Final Scheduled Payment Date within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient, as certified by an independent certified public accountant, to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation as of such day of discharge or when due on the Final Scheduled Payment Date and all amounts due to the Insurer;

         (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

         (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate of the Issuer stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 4.02. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest (including any Noteholders' Interest Basis Carryover), to the Insurer of all amounts due to the Insurer under the Transaction Documents; but such monies need not be segregated from other funds except to the extent required herein or in the Master Servicing Agreement or required by law.

         Section 4.03. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.02 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.



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


                                   Article V


                                    REMEDIES

         Section 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) without taking into account any payments under the Insurance Policy, a default for two days or more in the payment by the Issuer of any interest (provided, however, that any Noteholders' Interest Basis Carryover shall not constitute interest for this purpose) on any Note after the same becomes due and payable; or

         (b) default in the payment by the Issuer of the remaining principal balance of any Note when the same becomes due and payable on the Final Scheduled Payment Date; or

         (c) default for five days or more in the payment of any installment of the principal of any Note when the same becomes due and payable and when Available Funds are sufficient to make such payment; or

         (d) default in any material respect in the observance or performance of any covenant or agreement of the Issuer made in this Indenture and the continuation of any such default for a period of 45 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding; provided, however, that if the Issuer demonstrates that it is making a good-faith attempt to cure such default, such 45 day period may be extended by the Indenture Trustee (with the prior consent of the Insurer) to 90 days; or

         (e) any representation or warranty made by the Issuer in this Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material adverse respect as of the time made, and such breach not having been cured within 45 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding; provided, however, that if the Issuer demonstrates that it is making a good-faith attempt to cure such breach, such 45 day period may be extended by the Indenture Trustee (with the prior consent of the Insurer) to 90 days; or

         (f) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture

Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (g) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur, then the Indenture Trustee may, with the consent of the Insurer, or shall, at the direction of the Insurer, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable; provided, however, that during the existence and continuation of an Insurer Default the right of consent or direction shall instead be exercised by Noteholders representing 66-2/3 % of the Class A Note Principal Amount.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Noteholders of Notes representing a majority of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount may rescind and annul such declaration and its consequences (with the prior consent of the Insurer) if:

         (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder plus all amounts owed to the Insurer under the Transaction Documents and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

         (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest (including, subject to the limitations of Sections 1.13(a)(iv) and 8.03(b), any Noteholders' Interest Basis Carryover) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the remaining principal balance of any Notes when the same becomes due and payable on the Final Scheduled Payment Date, or (iii) default for five days or more is made in the payment of any installment of the principal of any Note when the same becomes due and payable and when Available Funds are sufficient to make such payment, the Issuer will, upon demand of the Indenture Trustee with the Insurer's prior consent, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest (and any Noteholders' Interest Basis Carryover), with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest (and any Noteholders' Interest Basis Carryover), at the rate specified in Section 1.13 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may (with the prior written consent of the Insurer) institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable, in each case subject to Section 10.06 hereof.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, subject to the Insurer's right to direct and control all remedies unless an Insurer Default has occurred and is continuing, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law, in each case subject to
Section 10.06 hereof.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceeding relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, with the prior written consent of the Insurer, and shall, at the written direction of the Insurer, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest (including any Noteholders' Interest Basis Carryover) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceeding;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceeding;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Insurer and the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer or the Noteholders allowed in any judicial Proceeding relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any

Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relative thereto, and any such action or Proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Insurer.

         (g) In any Proceeding brought by the Indenture Trustee (and also any Proceeding involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceeding.

         Section 5.04. Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing and the Notes have become due and payable, the Indenture Trustee may (upon the Insurer's prior consent), and shall at the Insurer's direction, do one or more of the following (subject to Section 5.05):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Insurer and the Noteholders; and

                  (iv) sell the Indenture Trust Estate or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that during the existence and continuation of an Insurer Default the Indenture Trustee shall not require the prior consent and direction of the Insurer; and further provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture

Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Noteholders of 100% of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest (as evidenced by a certificate of a Responsible Officer of the Indenture Trustee which shall be provided to the Insurer) or (C) the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Insurer and of Noteholders of 66-2/3% of the Class A-1 Note Principal Amount and the Class A-2 Principal Amount. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST: to the Insurer for all due and unpaid Policy Premiums;

                  SECOND: on a pari passu basis (based on the ratio of each such amount to the total of such amounts), to the Indenture Trustee for all due and unpaid Indenture Trustee Fees and to the Eligible Lender Trustee for all due and unpaid Eligible Lender Trustee Fees.;

                  THIRD: to the Master Servicer for all due and unpaid Servicing Fee Amounts due to the Master Servicer under the Master Servicing Agreement;

                  FOURTH: to the Class A-1 Noteholders and the Class A-2 Noteholders for amounts due and unpaid on the Class A-1 Notes and Class A-2 Notes, respectively, for interest (other than any Noteholders' Interest Basis Carryover), on a pari passu basis (based on the ratio of each such amount to the total of such amounts) as between the Class A-1 Notes and Class A-2 Notes and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on the Class A-1 Notes and Class A-2 Notes for interest;

                  FIFTH: to the Class A-1 Noteholders and the Class A-2 Noteholders for amounts due and unpaid on the Class A-1 Notes and Class A-2 Notes, respectively, for principal, on a pro rata basis as between the Class A-1 Notes and Class A-2 Notes (based on the unpaid Note Principal Amount of each such Class) and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the respective amounts due and payable on the Class A-1 Notes and Class A-2 Notes for principal, until the Class A Note Principal Amount has been paid in full;

                  SIXTH: to the Insurer for all due and unpaid Insurer Reimbursement Amounts;

                  SEVENTH: to the Class A-1 Noteholders and Class A-2 Noteholders for any unpaid Noteholders' Interest Basis Carryover, on a pari passu basis (based on the ratio of each such amount to the total of such amounts) as between the Class A-1 Notes and Class A-2 Notes and ratably as between Noteholders within each such Class, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes and Class A-2 Notes for Noteholders' Interest Basis Carryover;

                  EIGHTH: to the Master Servicer for all amounts due to it under the Master Servicing Agreement and not paid to it pursuant to priority THIRD above;

                  NINTH: to the Persons entitled thereto, any amounts due under Section or 10.05; and

                  TENTH: to the Issuer, free and clear of the lien of this Indenture.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder, the Indenture Trustee and the Insurer a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Indenture Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee (with the prior consent of the Insurer) may elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest (including any Noteholders' Interest Basis Carryover) on the Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion (which shall be obtained at the expense of the Issuer) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Noteholders of not less than 25% of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount or the Insurer; and

                  (vi) the Insurer shall have given its prior written consent; provided, however, that during the existence and continuation of an Insurer Default the Indenture Trustee shall not require the prior written consent of the Insurer.

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders pursuant to this Section 5.06, each representing less than a majority of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture, but such action, if any, shall require the prior consent of the Insurer or shall be at the direction of the Insurer.

         Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Primary Payment Date, in the case of the Class A-1 Notes, or the Secondary Payment Date, in the case of the Class A-2 Notes, fixed for redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder or the Insurer to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, to the Noteholders or to the Insurer may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Noteholders or the Insurer, as the case may be.

         Section 5.11. Control by Noteholders. The Noteholders of a majority of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that

                  (i) the Insurer shall have consented to such direction;

                  (ii) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (iii) subject to the express terms of Section 5.04 and only during the existence and continuation of an Insurer Default, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Noteholders of 100% of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount;

                  (iv) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of less than 100% of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                  (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

and provided, further, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.02, the Noteholders (with the consent of the Insurer) of not less than a majority of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount may waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in payment when due of principal of or interest (including, subject to the limitations of Sections 1.13(a)(iv) and 8.03(b), any Noteholders' Interest Basis Carryover) on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder; provided, however, that all Class A Noteholders (with the consent of the Insurer) may waive events described in clauses (a) and
(b) hereof. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to be cured and not to have occurred, for every purpose of this Indenture to the extent specified in such waiver but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee or the Insurer, (b) any suit instituted by any Noteholder, or group of

Noteholders, in each case holding in the aggregate more than 10% of the Note Principal Amount or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest (including any Noteholders' Interest Basis Carryover) on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Primary Payment Date, in the case of the Class A-1 Notes, or the Secondary Payment Date, in the case of the Class A-2 Notes, fixed for redemption).

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Insurer, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.16. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee or the Insurer to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by EFG or the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase and Contribution Agreement, the Master Servicing Agreement and the other Transaction Documents and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase and Contribution Agreement, the Master Servicing Agreement and the other Transaction Documents to the extent and in the manner directed by the Indenture Trustee or the Insurer, including the transmission of notices of default on the part of the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by EFG or the Master Servicer of each of their obligations under the Purchase and Contribution Agreement, the Master Servicing Agreement or the other Transaction Documents.

         (b) The Indenture Trustee, with the written consent of the Insurer or during the existence and continuation of an Insurer Default the Noteholders of 66-2/3% of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against EFG and the Master Servicer under or in connection with the Purchase and Contribution Agreement, the Master Servicing Agreement or the other Transaction Documents, including the right or power to take any action to compel or secure performance or observance by EFG or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase and Contribution Agreement, the Master Servicing Agreement or the other Transaction Documents and any right of the Issuer to take such action shall be suspended.

                                   Article VI


                                INDENTURE TRUSTEE

         Section 6.01. Acceptance of the Trusts. The Indenture Trustee accepts and agrees to execute the trusts granted to it by this Indenture, but only upon the terms and conditions set forth herein. The Indenture Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

         In case an Event of Default has occurred of which the Indenture Trustee has, or is deemed to have, notice in accordance with this Indenture and has not been cured, the Indenture Trustee agrees to act in accordance with the instructions and orders of the Noteholders, but in any such event, only upon and subject to the following expressed terms and conditions:

         (a) The Indenture Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, employees or co-trustees and shall not be answerable for the conduct of the same if appointed in accordance with the standard specified above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers, and employees as may reasonably be employed in connection with the trusts hereof. The Indenture Trustee may act upon the opinion or advice of an attorney or accountant by it in the exercise of reasonable care. The Indenture Trustee shall not be responsible for any loss or damage resulting from any action or nonaction of such Person which is in good faith and in reliance upon such opinion or advice. The Indenture Trustee shall not be responsible for any action or inaction of the Master Servicer or any party hereto except as provided herein or under applicable laws, rules and regulations.

         (b) The Indenture Trustee shall not be responsible for any recital herein, or in any Note, or for the validity of the execution by the Issuer of this Indenture, or of any supplemental indentures or instruments of further assurance, or for the sufficiency of the security for the Notes issued hereunder or intended to be secured hereby, or for the value or title of the property herein conveyed or otherwise as to the maintenance of the security hereof.

         (c) The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or for the use or application of any money paid over by the Indenture Trustee in accordance with the provisions of this Indenture or for the use and application of other money received by the Indenture Trustee.

         (d) The Indenture Trustee shall be protected in acting upon any notice, requisition, request, consent, certificate, order, opinion, affidavit, letter, telegram or other paper or document reasonably believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Indenture Trustee pursuant to this

Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding upon all future owners of the Notes and upon any Notes issued in exchange therefor or in place thereof.

         (e) Except as otherwise expressly provided in this Indenture, as to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Indenture Trustee shall be entitled to rely upon a certificate of an officer of any Noteholder as sufficient evidence of facts therein contained, and prior to the occurrence of a default of which the Indenture Trustee has been notified as provided in subsection (g) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a dealing, transaction or action as necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

         (f) The permissive right of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct; provided, however, that the Indenture Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that such Person was negligent in ascertaining the pertinent facts.

         (g) The Indenture Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the Issuer to cause to be made any of the payments to it for the account of the Noteholders required to be made by Section 3.01, or defaults under Section 5.01, unless the Indenture Trustee shall be specifically notified in writing of such default by the Issuer or a Noteholder.

         (h) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

         (i) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (j) All moneys received by the Indenture Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received in the Collection Account, the Class A-2 Distribution Account, the Pre-Funding Account, the Capitalized Interest Account or the Reserve Account.

         (k) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         (l) NOTWITHSTANDING ANY OTHER PROVISION OF THIS INDENTURE OR THE OTHER TRANSACTION DOCUMENTS, NOTHING IN THIS INDENTURE OR THE OTHER TRANSACTION DOCUMENTS SHALL BE CONSTRUED TO LIMIT THE LEGAL RESPONSIBILITY OF THE INDENTURE TRUSTEE TO THE SECRETARY OF EDUCATION OR A FEDERAL GUARANTOR FOR ANY VIOLATIONS OF STATUTORY OR REGULATORY REQUIREMENTS THAT MAY OCCUR WITH RESPECT TO STUDENT LOANS HELD BY THE INDENTURE TRUSTEE PURSUANT TO, OR TO OTHERWISE COMPLY WITH ITS OBLIGATIONS UNDER, THE HIGHER EDUCATION ACT OR IMPLEMENTING REGULATIONS.

         Section 6.02. Fees, Charges and Expenses of Indenture Trustee. The Indenture Trustee shall be entitled (i) to payment of the Indenture Trustee's Fees for its services rendered hereunder pursuant to the priorities set forth in
Section 8.03(b) and (ii) to payment by the Issuer of, or reimbursement for, all advances, reasonable counsel fees and expenses and other out-of-pocket expenses reasonably and necessarily made or incurred by the Indenture Trustee, in connection with such services, which shall be paid to it.

         Section 6.03. Notice if Default Occurs. If a default occurs of which the Indenture Trustee is by Section 6.01(g) required to take notice or if notice of default be given as provided in said Section 6.01(g), then the Indenture Trustee shall give written notice thereof by registered or certified mail to the Issuer and the Noteholders.

         Section 6.04. Intervention by Indenture Trustee. In any judicial proceeding to which the Issuer is a party, the Indenture Trustee shall intervene if directed to do so in writing by the Insurer or a Majority Interest of the Noteholders with the consent of the Insurer.

         Section 6.05. Successors. Any corporation or association into which the Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Indenture Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 6.06. Resignation. The Indenture Trustee may at any time resign from the trusts hereby created by giving 90 days' written notice to the Issuer, the Insurer and the Noteholders, and such resignation shall take effect at the end of such 90 days, or upon the earlier appointment and acceptance of a successor Indenture Trustee, as provided in Section 6.08 hereof, or removal as provided in Section 6.07 hereof. Notwithstanding the foregoing, resignation of the Indenture Trustee shall not be effective until a successor or temporary Indenture Trustee is appointed and has accepted such appointment; provided, however, if an



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

instrument of acceptance shall not have been delivered within 120 days after giving such notice of resignation, the resigning Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor, and any attorneys' fees and expenses incurred in connection with such petition shall be payable by the Issuer.

         Section 6.07. Removal. The Indenture Trustee may be removed by the Insurer or a Majority Interest of the Noteholders at any time with the consent of the Insurer, by an instrument in writing delivered to the Indenture Trustee. The Issuer shall remove the Indenture Trustee if (i) the Indenture Trustee fails to comply with Section 6.13, (ii) an Insolvency Event occurs with respect to the Indenture Trustee, (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property or (iv) the Indenture Trustee otherwise becomes incapable of acting. Notwithstanding the foregoing, removal of the Indenture Trustee shall not be effective until a successor is appointed and has accepted such appointment.

         Section 6.08. Appointment of Successor. In case the Indenture Trustee shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor acceptable to the Insurer and meeting the eligibility requirements of Section 6.13 may be appointed by the Issuer by an instrument in writing signed by the Issuer. The Issuer shall also inform the Rating Agencies promptly of any such resignation or removal of the Indenture Trustee. If no appointment of a successor Indenture Trustee shall have been made pursuant to the foregoing provisions of this Section within 120 days after the Indenture Trustee shall have given written notice as provided in Section 6.06 hereof, the Indenture Trustee, the Issuer or a Majority Interest of the Noteholders may apply to a court of competent jurisdiction to appoint a successor Indenture Trustee. Each such successor Indenture Trustee shall agree in writing to be bound by the provisions of
Section 10.06.

         Section 6.09. Concerning Any Successor. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, upon receipt of a request from the Issuer execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor shall deliver all securities and moneys held by it as Indenture Trustee hereunder to its successor.

         Section 6.10. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as the Indenture Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or any other Transaction

Document or any Student Loan or related agreement, and in particular in case of the enforcement thereof on default, or in case of a conflict of interest, or in case the Indenture Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Indenture Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Indenture Trustee appoint an additional institution, which must be a commercial bank with trust powers acceptable to the Insurer, as a separate or co-Trustee. The following provisions of this Section are intended to accomplish these ends.

         In the event that the Indenture Trustee appoints an additional individual or institution as a separate or co-Trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Indenture Trustee with respect thereto shall be exercisable by and vest in such separate or co-Trustee but only to the extent necessary to enable such separate or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-Trustee shall run to and be enforceable by either of them.

         Should any instrument in writing from the Issuer be required by the separate or co-Trustee so appointed by the Indenture Trustee for more fully and certainly vesting in and confirming to him, her or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-Trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee until the appointment of a new Indenture Trustee or a successor to such separate or co-Trustee.

         Section 6.11. Successor Indenture Trustee as Trustee of Funds. In the event of a change of the Indenture Trustee the predecessor which has resigned or been removed shall cease to be trustee of any funds then held by it hereunder and the successor Indenture Trustee shall become such trustee.

         Section 6.12. Indemnification.

         (a) The Indenture Trustee shall not be under any obligation or duty to perform any act at the request of the Noteholders or the Issuer or to institute or defend any suit in respect hereof or to exercise any remedy hereunder unless properly indemnified to its satisfaction subject to Section 6.01(i) hereof, except making payment of principal and interest, making a draw on the Insurance Policy or accelerating the Notes as provided herein. The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default of the Issuer, except as provided in Section 6.01(g).

         (b) The Issuer agrees to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable attorneys' fees and expenses, incurred without negligence or bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except as a result of negligence, bad faith or willful misconduct on its part and except any liability to the DOE on account of the Indenture Trustee's status as such.

         Section 6.13. Eligibility Requirements for Indenture Trustee. The Indenture Trustee and any successor Indenture Trustee shall at all times be (i) an institution insured by the Federal Deposit Insurance Corporation, (ii) a corporation or national bank or national banking association organized and doing business under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal and state authority, (iii) an institution whose long-term senior unsecured debt is rated at least "BBB-", in the case of S&P, "Ba2", in the case of Moody's, or "BBB-", in the case of Fitch IBCA (or in the case of each Rating Agency, such lower rating as is confirmed by such Rating Agency in writing would not adversely affect any of the ratings then assigned to the Class A Notes), and (iv) unaffiliated with the Issuer or EFG. If such corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation, national bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report or condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.06. No person shall become a successor trustee hereunder if the succession of such Person would result in the qualification, downgrading and withdrawal of any of the ratings then assigned by the Ratings Agencies to the Notes.

         Section 6.14. Tax Information. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state incime tax returns, provided that such information shall consist only of Form 1099's or any successor forms required to be given to Noteholders pursuant to the Code.

                                  Article VII


                                   [RESERVED]

                                  Article VIII


                                  SETTLEMENTS

         Section 8.01. Trust Accounts; Investments by Indenture Trustee.

         (a) Trust Accounts. On or before the Closing Date, the Indenture Trustee shall establish, for the benefit of the Noteholders, to the extent of their interests therein as provided herein, the Collection Account, the Pre-Funding Account, the Reserve Account and the Capitalized Interest Account, which Trust Accounts shall be maintained as Eligible Deposit Accounts. On or before the Closing Date, the Indenture Trustee shall establish, for the benefit of the Class A-2 Noteholders, to the extent of their interests therein as provided herein, the Class A-2 Distribution Account, which account shall be maintained as an Eligible Deposit Account. Subject to the further provisions of this Section 8.01, the Indenture Trustee shall, upon receipt deposit into such Trust Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions hereof. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such Trust Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

         (b) Administration of Payments. The Indenture Trustee shall assume that any amount remitted to it by the Master Servicer, any Sub-servicer or the Issuer is to be deposited into the Collection Account pursuant to Section 8.03. The Indenture Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration hereof after which all amounts received or collected by the Indenture Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

         (c) No Set-Off. None of the Eligible Lender Trustee or the Indenture Trustee shall have any right of set-off against Collections, Trust Accounts, or any investment therein, whether or not commingled to satisfy any other obligations, and each of the Eligible Lender Trustee and the Indenture Trustee hereby irrevocably waives any and all such rights.

         (d) Investments. Amounts in the Trust Accounts shall be invested and reinvested by the Indenture Trustee in Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 8.01(f), an Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by facsimile transmission from the employees or agents of the Issuer identified therein, in each case in such amounts as such Issuer Order shall specify. The Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Trust Accounts.

         (e) Investments in the Absence of an Issuer Order; Notice of Uninvested Cash. In the event that either (i) the Issuer shall have failed to give investment directions to the Indenture Trustee by 11:00 a.m., New York City time, on any Business Day on which there may be uninvested cash deposited in the Trust Accounts or (ii) an Event of Default or Unmatured Event of Default shall have occurred and be continuing, then the Indenture Trustee shall invest such funds in Eligible Investments described in clause (v) of the definition thereof. All Eligible Investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 8.01(f).

         (f) Maturity of Eligible Investments. All Eligible Investments shall mature (or, with respect to mutual fund investments, shall be redeemable without premium or penalty) no later than the Business Day prior to each Primary Payment Date, or only in the case of the Class A-2 Distribution Account, no later than the Business Day prior to each Secondary Payment Date. All income or other gains from the investment of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account upon receipt and shall deemed to constitute a portion of the Available Funds for the related Primary Payment Date or Secondary Payment Date, as applicable.

         (g) Form of Investment. Any investment of any funds in the Trust Accounts shall be made under the following terms and conditions:

                  (i) each such investment shall be made in the name of the Indenture Trustee, for the benefit of the Issuer and the Noteholders (to the extent of their respective interests therein), or in the name of a nominee of the Indenture Trustee; and

                  (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee, and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment.

         (h) [Reserved]

         (i) Indenture Trustee Not Liable. The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Section 8.01 (but the institution serving as Indenture Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments) except for negligence or intentional misconduct. The Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 8.01 on the grounds that it could have made a more favorable investment.

         Section 8.02. Collection of Moneys. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect,



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

directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings in accordance with the terms hereof. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         If at any time the Issuer shall receive any Collections on or in respect of any Financed Student Loan (including any Student Loan Guaranty Payment or Subsidy Payment), it shall hold such Collections for the benefit of the Indenture Trustee (for the benefit of the Noteholders and the Insurer), shall segregate such payment from the other property of the Issuer and shall deliver such payment in the form received (endorsed as necessary for transfer) to the Indenture Trustee for deposit in the Collection Account in accordance with Section 8.03.

         Section 8.03. Collection Account; Class A-2 Distribution Account.

         (a) Deposits. The Issuer shall remit all Collections received by it to the Collection Account no later than the close of business on the second Business Day after receipt thereof, and the Master Servicer shall be instructed to remit all Collections received by it in accordance with the Master Servicing Agreement to the Collection Account for deposit therein. In addition, the Issuer shall deposit to the Collection Account no later than the close of business on each Determination Date the aggregate Purchase Amounts payable by the Issuer pursuant to Section 2.02. If the Issuer shall receive any written statement from the Master Servicer stating that any amount previously paid by the Master Servicer to the Indenture Trustee or Issuer and deposited into the Collection Account was so paid and deposited into the Collection Account in error, the Issuer, if it shall concur as to the truth of such statement, shall forward to the Indenture Trustee in writing, together with such security or indemnity as may be required by it to hold the Indenture Trustee harmless, a copy of such written statement from the Master Servicer, along with an instruction to the Indenture Trustee to withdraw such amount from the Collection Account and pay such amount to the Master Servicer. Following receipt from the Issuer of the Master Servicer's statement and the written instructions set forth in the preceding sentence, so long as no Event of Default shall have occurred and be continuing, the Indenture Trustee shall withdraw such amount from the Collection Account and pay such amount to such Master Servicer.

         (b) Payment Date Procedures.

                  (i) Amounts on deposit on any Primary Payment Date in the Collection Account representing Available Funds received during or with respect to the related



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

         Collection Period, shall be withdrawn from the Collection Account on such Primary Payment Date no later than 11:00 a.m. (New York City time), in the amounts required, and applied in the following order of priority set forth below, in each case to the extent of Available Funds remaining after application of each clause representing a higher priority:

                           first, an amount equal to the Policy Premium then
                  due, if any, pursuant to the Insurance Agreement shall be set aside in the Collection Account and paid to the Insurer on such Primary Payment Date;

                           second, an amount equal to the sum of (i) the
                  Servicing Fee Amount then due with respect to such Primary Payment Date, plus any overdue Servicing Fees Amounts, (ii) the Eligible Lender Trustee's Fees with respect to such Primary Payment Date, plus any overdue Eligible Lender Trustee's Fees, (iii) the Indenture Trustee's Fees with respect to such Primary Payment Date, plus any overdue Indenture Trustee's Fees, (iv) the Auction Agent Fee with respect to such Primary Payment Date plus any overdue Auction Agent Fees and (v) the Broker-Dealer Fee with respect to such Primary Payment Date, plus any overdue Broker Dealer Fees, shall in each case be paid to the Master Servicer, the Eligible Lender Trustee (in the case of the Eligible Lender Trustee's Fee), the Indenture Trustee (in the case of the Indenture Trustee's Fee), the Auction Agent (in the case of the Auction Agent Fee) and the Broker-Dealer (in the case of the Broker-Dealer Fee), pari passu (based on the ratio of each such amount to the total of such amounts), on such Primary Payment Date;

                           third, an amount equal to the Class A-1 Noteholders'
                  Interest Distribution Amount and the Class A-2 Noteholders' Interest Distribution Amount shall be allocated to the Class A-1 Noteholders and the Class A-2 Noteholders, respectively, pari passu (based on the ratio of each such amount to the total of such amounts) and shall be set aside in the Collection Account and, in the case of the Class A-1 Noteholders, paid as a distribution of interest to the Class A-1 Noteholders on such Primary Payment Date and, in the case of the Class A-2 Noteholders, deposited in the Class A-2 Distribution Account for payment as a distribution of interest to the Class A-2 Noteholders on the related Secondary Payment Date;

                           fourth, if the amount on deposit in the Reserve
                  Account is less than the Specified Reserve Account Balance, an amount sufficient to cause the amount on deposit in the Reserve Account to equal the Specified Reserve Account Balance will be deposited into the Reserve Account;

                           fifth, an amount equal to the Noteholders' Principal
                  Distribution Amount shall be set aside in the Collection Account and paid as a distribution of principal to the Class A-1 Noteholders on such Primary Payment Date until the Class A-1 Note Principal Amount shall be reduced to zero and thereafter shall be deposited in the Class A-2 Distribution Account to be paid as a distribution of principal to the Class A-2 Noteholders on the related Secondary Payment Date until the Class A-2 Note Principal Amount shall be reduced to zero; provided, however, that any Principal Holdover Amounts shall be set aside and deposited into the Collection Account and not distributed or deposited on each Primary Payment Date;

                           sixth, an amount equal to any Insurer Reimbursement
                  Amounts shall be set aside in the Collection Account and paid to the Insurer on such Primary Payment Date;

                           seventh, an amount equal to the Class A-1
                  Noteholders' Interest Basis Carryover and the Class A-2 Noteholders' Interest Basis Carryover shall be allocated to the Class A-1 Noteholders and the Class A-2 Noteholders, respectively, pari passu (based on the ratio of each such amount to the total of such amounts) and shall be, in the case of the Class A-1 Noteholders, distributed to the Class A-1 Noteholders on such Primary Payment Date and, in the case of the Class A-2 Noteholders, deposited in the Class A-2 Distribution Account for distribution to the Class A-2 Noteholders on the related Secondary Payment Date; and

                           eighth, any Available Funds remaining in the
                  Collection Account after the distributions pursuant to clauses first through seventh above shall be released to the Issuer on such Primary Payment Date.

                  (ii) For any calendar month in which no Payment Dates occur (because no Auction has occurred in accordance with the Auction Procedures) amounts on deposit in the Collection Account in such month, shall be withdrawn from the Collection Account on the Administrative Payment Date in such month no later than 11:00 a.m. (New York City time), in the amounts required, and applied in the following order of priority set forth below, to the extent of the amounts on deposit in the Collection Account are sufficient therefor:

                           first, an amount equal to the Policy Premium then
                  due, if any, pursuant to the Insurance Agreement shall be set aside in the Collection Account and paid to the Insurer on such Administrative Payment Date; and

                           second, an amount equal to the sum of (i) the
                  Servicing Fee Amount then due with respect to such Administrative Payment Date, plus any overdue Servicing Fee Amounts, (ii) the Eligible Lender Trustee's Fees with respect to such Administrative Payment Date, plus any overdue Eligible Lender Trustee's Fees, (iii) the Indenture Trustee's Fees with respect to such Administrative



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

                  Payment Date, plus any overdue Indenture Trustee's Fees, (iv) the Auction Agent Fee with respect to such Administrative Payment Date, plus any overdue Auction Agent Fees and (v) the Broker-Dealer Fee with respect to such Administrative Payment Date, plus any overdue Broker Dealer Fees, shall in each case be paid to the Master Servicer, the Eligible Lender Trustee (in the case of the Eligible Lender Trustee's Fee), the Indenture Trustee (in the case of the Indenture Trustee's
                  Fee), the Auction Agent (in the case of the Auction Agent
                  Fee), the Broker-Dealer (in the case of the Broker-Dealer Fee) and amounts owed under the Insurance Agreement, pari passu (based on the ratio of each such amount to the total of such amounts), on such Administrative Payment Date.

         (c) Class A-2 Distribution Account. On each Secondary Payment Date, the amount on deposit in the Class A-2 Distribution Account shall be applied to pay all amounts due to the Class A-2 Noteholders. Such amount shall be distributed as interest, principal or Noteholders' Interest Basis Carryover on the Class A-2 Notes based on the portion and amount, if any, of the deposit into the Class A-2 Distribution Account in respect of the related Primary Payment Date that was allocated to each such item pursuant to Section 8.03(b), 8.04(b), 8.05(b), 5.04(b) or any other relevant provision of this Indenture or the Notes. To the extent that amounts on deposit in the Class A-2 Distribution Account, including Investment Earnings thereon, are not needed for distribution on each Secondary Payment Date, all such amounts shall be transferred to the Collection Account on such Secondary Payment Date.

         Section 8.04. Reserve Account.

         (a) On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

         (b) On each Primary Payment Date (after giving effect to any deposit to the Reserve Account pursuant to Section 8.03(b)(i), fourth, and after giving effect to any withdrawal from the Reserve Account pursuant to Section 8.04(d)), the Issuer shall instruct the Indenture Trustee to withdraw from the Reserve Account the amount of any Reserve Account Excess and distribute such amount in the following order of priority: (A) to the Noteholders, the aggregate unpaid amount of any Noteholders' Interest Basis Carryover, (such amount to be allocated on a pari passu basis (based on the ratio of the Class A-1 Noteholders' Interest Basis Carryover or the Class A-2 Noteholders' Interest Basis Carryover, as applicable, to the total of such amounts) among the Class A-1 Notes and the Class A-2 Notes, with the amount to be allocated to the Class A-2 Notes to be deposited into the Class A-2 Distribution Account for distribution on the related Secondary Payment Date, and (B) the remaining amount of such excess to the Issuer. Amounts properly distributed pursuant to clause
(B) of this Section 8.04(b) shall be deemed released from the Indenture Trust Estate and the security interest therein granted to the Indenture Trustee, and the Issuer shall in no event thereafter be required to refund any such distributed amounts.



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

         (c) Following the payment in full of the Note Principal Amount and of all other amounts owing or to be distributed hereunder to the Noteholder, the Indenture Trustee, the Insurer and the Master Servicer (including any Noteholders' Interest Basis Carryover), any amount remaining on deposit in the Reserve Account shall be distributed to the Issuer. Issuer shall in no event be required to refund any amounts properly distributed pursuant to this Section 8.04(c).

         (d) Amounts on deposit in the Reserve Account will be applied (i) on each Primary Payment Date to cover any shortfalls (in the priority indicated in Section 8.03(b)(i)) in payments of (A) Policy Premiums and any overdue Policy Premiums, (B) the Servicing Fee Amount, the Trustee Fees, the Broker-Dealer Fee, the Auction Agent Fee and any such amounts that are overdue Servicing Fee Amounts, Trustee Fees, Auction Agent Fees or Broker-Dealer Fees, and (C) the Class A Noteholders' Interest Distribution Amount, in each case, for which Available Funds for such Payment Date are insufficient to make such payments and
(ii) and only on the Primary Payment Date on which either the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default) occurs or on which, after allocating all Available Funds and making any withdrawals required under clause (i) above, the remaining balance on deposit in the Reserve Account exceeds the remaining principal balance of the Notes, to pay (or deposit into the Class A-2 Distribution Account for distribution on the following Secondary Payment Date) the remaining principal balance of the Notes.

         Section 8.05. Pre-Funding Account.

         (a) On the Closing Date, the Issuer will deposit in the Pre-Funding Account $____________. During the Funding Period, the Issuer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on each Transfer Date, an amount equal to the Additional Fundings Purchase Amount of the Additional Financed Student Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Issuer upon satisfaction of the conditions set forth in
Section 3.2 of the Purchase and Contribution Agreement with respect to such transfer.

         (b) If the Pre-Funded Amount has not been reduced to zero on the Primary Payment Date on which the Funding Period ends (or, if the Funding Period does not end on a Primary Payment Date, on the first Primary Payment Date following the end of the Funding Period), the Issuer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on such Primary Payment Date an amount equal to the Pre-Funded Amount and to distribute such amount to Noteholders as a payment of principal. Such distribution shall be allocated to the Class A-1 Notes until the Class A-1 Note Principal Amount has been reduced to zero, and then to the Class A-2 Distribution Account, until the amount on deposit therein is sufficient to reduce the Class A-2 Note Principal Amount to zero on the related Secondary Payment Date.



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

         Section 8.06. Claims on the Insurance Policy.

         (a) If an Insured Payment is necessary for any Collection Period, then the Indenture Trustee shall give notice to the Insurer and the Fiscal Agent (as defined in the Insurance Policy), if any, by telephone or telecopy of the amount of the required Insured Payment. Such notice shall be confirmed in writing by the Indenture Trustee in the form set forth as Exhibit A to the Insurance Policy, to the Insurer and the Fiscal Agent, if any, so that such notice is received by the Insurer and the Fiscal Agent no later than 12:00 noon, New York City time, on the Deficiency Claim Date (as defined in the Insurance Policy). Following receipt by the Insurer of such notice in such form, the Insurer or the Fiscal Agent shall pay the Indenture Trustee any amount payable under the Insurance Policy, on the later to occur of (i) 12:00 noon, New York City time, on the third Business Day following such receipt and (ii) 12:00 noon, New York City time, on the Primary Payment Date to which such deficiency relates, as provided in the Insurance Policy.

         (b) The Indenture Trustee shall deposit the Insured Payment made under the Insurance Policy in the Collection Account and distribute such amount only to pay to the Noteholders in accordance with the terms of the Insurance Policy, and such amount may not be applied in any other manner. Amounts paid under the Insurance Policy shall remain uninvested and shall be disbursed by the Indenture Trustee to Noteholders in accordance with Section 8.03(b) hereof, the Insurance Policy and this Indenture. However, the amount of any payment of principal of or interest on the Notes to be paid from amounts in the Collection Account in respect of payments on the Insurance Policy shall be noted as provided in paragraph (c) below in the Note Register, and in the statement to be furnished to the Noteholders pursuant to Section 3.06(d) hereof.

         (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Notes from moneys received under the Insurance Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Day's prior notice to the Indenture Trustee at the expense of the Insurer.

         Section 8.07. Rights in Respect of Insolvency Proceedings.

         (a) In the event that the Indenture Trustee has received a certified copy of a final, nonappealable order of the appropriate court that any distribution of the Noteholders' Distribution Amount has been voided in whole or in part as a preference payment under applicable bankruptcy or insolvency law, the Indenture Trustee shall comply with the terms of the Insurance Policy relating to Preference Amounts (as defined in the Insurance Policy).

         (b) The Indenture Trustee shall promptly notify the Insurer of either of the following as to which an applicable Responsible Officer has actual knowledge: (i) the commencement of any proceeding by or against the Issuer commenced under the United States Bankruptcy Code or any other applicable United States federal or state bankruptcy, insolvency, receivership, rehabilitation, or similar law (an "Insolvency Proceeding") or (ii) the making of



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

any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of or interest on the Notes. Each Noteholder, by its purchase of a Note, and the Indenture Trustee hereby agree that, so long as a Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in
Section 8.08, the Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and such Noteholder in the conduct of any Insolvency Proceeding, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

         (c) Upon the occurrence of any of the events described in (a) or (b) above, the Indenture Trustee shall furnish to the Insurer its records evidencing the distributions of principal of and interest on the Notes that have been made and subsequently recovered from Noteholders and the dates on which such payments were made.

         Section 8.08. Effect of Payments by the Insurer; Subrogation.

         (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Notes that is made with moneys received pursuant to the terms of the Insurance Policy shall not be considered payment of the Notes by the Issuer and shall not discharge the Issuer in respect of such distribution. The Indenture Trustee acknowledges that, without the need for any further action on the part of the Insurer, the Indenture Trustee or the Note Registrar, (i) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders thereof, the Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from distributions of the assets of the Issuer and will be deemed to the extent of the payments so made to be a Noteholder and (ii) the Insurer shall be paid principal and interest in its capacity as a Noteholder until all such payments by the Insurer have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Noteholders have received all payments of principal and interest due to them under this Indenture on the related Primary Payment Date or Secondary Payment Date, as applicable.

         (b) Without limiting the rights or interests of the Noteholders as otherwise set forth herein, so long as no Insurer Default exists, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Indenture, including a request to take any one or more of the following actions upon the occurrence of an Event of Default:

                  (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Indenture, enforce any judgment obtained and collect moneys adjudged due; and

                  (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Insurer hereunder.

         Section 8.09. Capitalized Interest Account.

         (a) On the Closing Date, the Issuer shall deposit in the Capitalized Interest Account $450,000. On the Determination Date with respect to each Primary Payment Date occurring during the Funding Period and with respect to the Primary Payment Date occurring immediately after the Collection Period during which the Funding Period ends, the Issuer shall instruct the Indenture Trustee to transfer from the Capitalized Interest Account to the Collection Account, the Capitalized Interest Requirement for such Primary Payment Date.

         (b) Immediately after the last Primary Payment Date with respect to which the Capitalized Interest Requirement may be transferred to the Collection Account as provided in clause (a) above, any amounts remaining in the Capitalized Interest Account, shall be paid to the Issuer free and clear of the Indenture. Immediately after such transfers, the Capitalized Interest Account shall be closed.



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



                                   Article IX


                                   REDEMPTION

         Section 9.01. Redemption.

         (a) In the event that on the Primary Payment Date on which the Funding Period ends (or on the Primary Payment Date on or immediately following the last day of the Funding Period, if the Funding Period does not end on a Primary Payment Date) any amount that remains on deposit in the Pre-Funding Account after giving effect to the making of all Additional Fundings, including any such Additional Fundings on the Redemption Date, shall be used to redeem, in part, the Class A-1 Notes and, to the extent all the Class A-1 Notes are paid in full, the Class A-2 Notes in an aggregate principal amount equal to the amount then on deposit in the Pre-Funding Account.

         (b) [Reserved]

         (c) The Issuer may elect to redeem the Notes in whole but not in part on any Primary Payment Date by depositing with the Indenture Trustee an amount which, when combined with all other amounts on deposit in the Trust Accounts on such Primary Payment Date, is sufficient to distribute (or deposit in the case of clause (ii)) on such Primary Payment Date (i) to the Class A-1 Noteholders, the entire unpaid Class A-1 Note Principal Amount, all accrued and unpaid interest on the Class A-1 Notes and all accrued and unpaid Class A-1 Noteholders' Interest Basis Carryover, (ii) into the Class A-2 Distribution Account, an amount sufficient to distribute to the Class A-2 Noteholders on the related Secondary Payment Date, the entire unpaid Class A-2 Note Principal Amount, all accrued and unpaid interest on the Class A-2 Notes and all accrued and unpaid Class A-2 Noteholders' Interest Basis Carryover, (iii) to the Indenture Trustee, all amounts due to it under Section 6.02, (iv) to the Master Servicer, all amounts due to the Master Servicer under the Master Servicing Agreement and Sections 5.04 and 8.04(b) hereof, (v) to the Insurer, all due and unpaid Policy Premiums and all Insurer Reimbursement Amounts and (vi) to the Persons entitled thereto, any amounts due under Sections 7.01 or 10.05. Notice of any redemption pursuant to this Section 9.01(c) shall be furnished by the Issuer to the Indenture Trustee not later than 25 days prior to the Redemption Date whereupon all of the amounts set forth above in this Section 9.01(c) shall be payable on such Redemption Date.

         Section 9.02. Form of Redemption Notice. Notice of redemption under
Section 9.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile, mailed or transmitted on or prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 1.03).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder of any Note shall not impair or affect the validity of the redemption of any other Note.

         Section 9.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.



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



                                   Article X


                                  MISCELLANEOUS

         Section 10.01. Amendments, Etc.

         (a) Without the consent of any Noteholders, the Issuer and the Indenture Trustee, at any time and from time to time with prior written consent of the Insurer, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to add to the covenants of the Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                  (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

                  (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture; or

                  (iv) to evidence and provide for the acceptance of the appointment of a successor Indenture Trustee; or

                  (v) add, change or eliminate any other provision herein in any manner;

         provided such action pursuant to this Section 10.01(a) shall not materially and adversely affect the interests of the Noteholders in any respect.

         The Indenture Trustee shall promptly deliver to each Noteholder and the Rating Agency a copy of any supplemental indenture entered into pursuant to this
Section 10.01(a).

         (b) With the written consent of the Holders of not less than 66-2/3% of the then Note Principal Amount (for which purpose the Insurer shall be deemed the sole Holder for so long as the Insurance Policy is in effect and the Insurer has not defaulted), the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no supplemental indenture shall, without the written consent (which consent shall in no event be exercised by the Insurer) of the Holder of each Outstanding Note affected thereby,

                  (i) change the Final Scheduled Payment Date of any Note or the principal payments or interest payments due or to become due on any Payment Date with respect



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

         to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof;

                  (ii) reduce the percentage of the Note Principal Amount required for any such supplemental indenture pursuant to Section 10.01(b) hereof, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any act of Noteholders;

                  (iii) modify any of the provisions of this Section except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                  (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture; or

                  (vi) result in a taxable event to any Class of Noteholders.

         (c) In executing any supplemental indenture, the Indenture Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee's own rights, duties, protections, or immunities under this Indenture or otherwise.

         (d) Upon the execution of any supplemental indenture under this Section 10.01, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 10.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice



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to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         Section 10.03. No Waiver; Remedies. No failure on the part of the Issuer, the Indenture Trustee or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (unless waived in writing); nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 10.04. Binding Effect; Survival. This Indenture shall be binding upon and inure to the benefit of the Issuer, the Indenture Trustee, the Insurer, the Noteholders, and their respective successors and assigns. This Indenture shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Scheduled Payment Date. The rights and remedies with respect to any breach of any representation and warranty made by the Issuer pursuant to
Article II and the indemnification and payment provisions of Article VI, and
Section 10.05 and 10.06 shall be continuing and shall survive any termination of this Indenture.

         Section 10.05. Costs, Expenses and Taxes. The Issuer agrees to pay within three Business Days of demand:

         (a) all reasonable costs and expenses incurred by the Indenture Trustee and its Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing and monitoring fees of the Ratings Agencies), the amendment to, or waiver of, or the enforcement of, or any actual or claimed breach of, this Indenture and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of the Issuer's, the Master Servicer's or a Sub-servicer's books and records either prior to the execution and delivery hereof or pursuant to this Indenture, the Master Servicing Agreement or a Sub-servicing Agreement; and

         (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Indenture or the other Transaction Documents, and agrees to indemnify the Indenture Trustee against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         Section 10.06. No Proceedings. Notwithstanding any provision hereof to the contrary, the Indenture Trustee, by entering into this Indenture, and each Noteholder by accepting a

Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents. The provisions of this Section 10.06 shall survive the termination of this Indenture.

         Section 10.07. Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Indenture are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Indenture. Unless otherwise indicated, references in this Indenture to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Indenture, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

         Section 10.08. Integration. This Indenture and the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         Section 10.09. Governing Law. THIS INDENTURE, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF NOTEHOLDERS IN THE COLLATERAL IS GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 10.10. Waiver of Jury Trial. THE ISSUER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS INDENTURE, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

         Section 10.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 10.12. Usury. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States of America permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid to the applicable Noteholder as a result of an error and the Noteholder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Issuer, refund the amount of such excess or, at the option of such Noteholder, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Noteholders for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.


         Section 10.13. Compliance Certificates and Opinions. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (iii) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         Section 10.14. Certain Matters Regarding the Insurer and The Insurance Policy.

         (a) Rights of the Insurer to Exercise Certain Rights of Class A Noteholders. By accepting its Note, each Class A Noteholder agrees that unless an Insurer Default exists, the Insurer, notwithstanding any other provision contained herein, shall have the right to exercise the rights of the Class A Noteholders with respect to all matters, including without limitation the following matters without consent of the Class A Noteholders, to the extent such rights are provided for herein:

                  (i) the right to direct the Indenture Trustee in writing to terminate the rights and obligations of the Master Servicer under the Master Servicing Agreement in the event of a Servicer Default;

                  (ii) the right to consent to or direct any waivers of defaults by the Master Servicer;

                  (iii) the right to remove the Indenture Trustee pursuant to this Indenture;

                  (iv) the right to control actions of the Master Servicer with respect to modifications or waivers with respect to the Collateral; and

                  (v) the right to exercise all rights of consent, election, waiver, recission, annulment, instruction, direction or control provided to Noteholders under Article V of the Indenture, including but not limited to any declaration of acceleration with respect to the Notes.

         In addition, unless an Insurer Default exists, the Insurer's consent will be required prior to, among other things, (i) the appointment of any successor Indenture Trustee or Master Servicer or (ii) any amendment to the Indenture or the other Transaction Documents; provided, however, in any case that the Insurer shall not unreasonably withhold, condition or delay its consent. Each Class A Noteholder agrees that, unless an Insurer Default exists, the rights specifically set forth above may be exercised by the Class A Noteholders only with the prior written consent of the Insurer.

         (b) Issuer to Act Solely with Consent of the Insurer. Unless an Insurer Default exists, the Issuer shall not exercise the right to appoint a co-trustee pursuant to Section 6.10 of this Indenture or successor Indenture Trustee pursuant to Section 6.08 of this Indenture without the prior written consent of the Insurer which shall not be unreasonably withheld.

         Unless an Insurer Default exists and is continuing, the Issuer and the Indenture Trustee shall not undertake any litigation with respect to the Indenture Trust Estate without the prior consent of or at the written direction of the Insurer.

         (c) Indenture Trustee to Act Solely with Consent of the Insurer. Unless an Insurer Default exists and is continuing, the Indenture Trustee shall not exercise the right to:

                  (i) undertake any litigation pursuant to the Indenture or incur any expenses reimbursable pursuant to Section 10.05 of this Indenture.

                  (ii) make any of the elections or exercise any of the remedies set forth in Section 5.02, 5.03, 5.04(a) or 5.05 of this Indenture; and

                  (iii) agree to any amendment to, or grant any waiver of its rights under, the Master Servicing Agreement;

without the prior written consent of the Insurer, which shall not be unreasonably withheld, but shall do so at the direction of the Insurer; provided, however, that during the existence and continuation of an Insurer Default the Indenture Trustee shall not require the prior written consent of the Insurer to exercise any of the rights enumerated above.

         (d) Collateral and Trust Accounts Held for Benefit of the Insurer and the Class A Noteholders. The Indenture Trustee shall hold the Collateral for the benefit of the Noteholders and, unless an Insurer Default exists, the Insurer, and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall, unless an Insurer Default exists, be deemed to include the Insurer.

         (e) Indenture Trustee to Cooperate. Unless an Insurer Default exists, the Indenture Trustee shall cooperate in all respects with any reasonable written request by the Insurer for action to preserve or enforce the Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein. The Indenture Trustee shall be fully protected in acting at the direction of the Insurer as provided hereunder.

         (f) Surrender and Cancellation. The Indenture Trustee shall surrender the Insurance Policy to the Insurer for cancellation upon the expiration of the term of the Insurance Policy as provided in the Insurance Policy.

         (g) Reports to the Insurer. All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Class A Noteholders shall also be sent to the Insurer. The Issuer and the Indenture Trustee shall make available to the Insurer their books and records during regular business hours for the purpose of copying at the Insurer's expense and inspection of any information about the Class A Notes or the Class A Noteholders.





                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     EFG-II, LP,
                                       as Issuer


                                     By: EFG-II SPC-I, Inc.,
                                       as General Partner


                                     By:

                                       Address: 495 Station Avenue
                                                S. Yarmouth, Massachusetts 02664
                                                Attention: Mr. Stephen J. Galvin
                                                Telephone No.: (508) 760-8026
                                                Facsimile No.: (508) 394-1755

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Indenture Trustee and Eligible Lender
                                          Trustee


                                     By:
                                       Name:
                                       Title:

                                       Address: One First National Plaza,
                                                Suite 0126
                                                Chicago, Illinois 60670-0126
                                                Attention: Corporate Trust
                                                           Services Division
                                                Telephone No.:
                                                Facsimile No.:

Solely for the purpose of making
the representations and warranties set
forth in Section 2.03

EFG-II SPC-II, INC.


By:
   Name:
   Title:

                                   APPENDIX A

                                   DEFINITIONS

         This is Appendix A to the Indenture, dated as of June 14, 1999, among EFG-II, LP and The First National Bank of Chicago, as Indenture Trustee and Eligible Lender Trustee (as amended, supplemented or otherwise modified from time to time, the "Indenture"). Each reference in this Appendix A to any Section, the Preamble, Appendix or Exhibit, unless otherwise stated, refers to such Section of or Appendix, Preamble or Exhibit to the Indenture.

         Defined Terms. As used in the Indenture, unless the context requires a different meaning, the following terms have the meanings indicated below (such definitions to be applicable to both the singular and plural forms of such terms):

         "Additional Financed Student Loans" means a Student Loan which is transferred to the Issuer pursuant to the Purchase and Contribution Agreement during the Funding Period or any Student Loan substituted pursuant to Section
2.02 of the Indenture.

         "Additional Fundings" means any withdrawal of amounts from the Pre-Funding Account for the purposes set forth in Section 8.05(a) of the Indenture.

         "Additional Fundings Purchase Amount" means with respect to the purchase of Additional Financed Student Loans an amount equal to the sum of the Principal Balance of such Additional Financed Student Loans and all accrued and unpaid interest thereon.

         "Administrative Payment Date" means, for a calendar month in which a Payment Date does not occur, the eighteenth day of such calendar month or if such day is not a Business Day, the next succeeding Business Day.

         "Affiliate" when used with respect to a Person means any other Person controlling, controlled by, or under common control with, such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Auction" means the implementation of the Auction Procedures.

         "Auction Agent" means IBJ Whitehall Bank & Trust Company and its successors and assigns.

         "Auction Agent Agreement" means the Auction Agent Agreement dated as of June 14, 1999, between the Indenture Trustee and the Auction Agent including any amendment thereof or supplement thereto.

         "Auction Date" means (i) in the case of the Class A-1 Notes, the eighteenth day of each calendar month in which an Auction occurs, or if the eighteenth day is not a Business Day, the next succeeding Business Day and (ii) in the case of the Class A-2 Notes, the twenty-fifth day of each calendar month in which an Auction occurs, of if the twenty-fifth day is not a Business Day, the next succeeding Business Day.

         "Auction Agent Fee" means the fee payable to the Auction Agent as set forth in the Auction Agent Agreement.

         "Auction Procedures" means the procedures set forth in Appendix B to the Indenture by which each Auction Rate is determined.

         "Auction Rate" means each per annum rate of interest that results from the implementation of the Auction Procedures which rate is determined as described in Section 2.1.1(c)(ii) of the Auction Procedures.

         "Authorized Officer" means (i) with respect to the Issuer, any officer or agent of the General Partner, acting on behalf of the General Partner for and on behalf of the Issuer and (ii) with respect to the Seller and the Master Servicer, any officer of the Seller or the Master Servicer, respectively, who is authorized to act for and on behalf of the Seller or the Master Servicer, respectively.

         "Available Funds" means with respect to each Primary Payment Date and the related Collection Period the sum of (x) (i) all Collections received during or with respect to such Collection Period, (ii) all Purchase Amounts received in respect of such Collection Period pursuant to Section 2.02 of the Indenture,
Section 4.2 of the Purchase and Contribution Agreement or Section 4.01 of the Master Servicing Agreement, (iii) all Investment Earnings, (iv) the Principal Holdover Amount for the preceding Primary Payment Date and (v) the amount deposited from the Capitalized Interest Account into the Collection Account on such Primary Payment Date and minus (y) the amounts paid on any Administrative Payment Date during such Collection Period.

         "Bankruptcy Code" means Title 11 of the United States Code.

         "Book-Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 1.10 of the Indenture.

         "Borrower" means an individual who is the maker of a Student Loan Note and who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of the applicable Student Loan Guarantor.

         "Broker-Dealer" means Lehman Brothers Inc. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.1.6 of the Auction Procedures and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

         "Broker-Dealer Agreement" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of June 14, 1999, between the Auction Agent, and the Broker-Dealer.

         "Broker-Dealer Fee" means the fee payable to the Broker-Dealer as set forth in the Broker-Dealer Agreement.

         "Business Day" means a day other than (i) a Saturday or Sunday, or (ii) a day on which the Indenture Trustee or banks located in Chicago, Illinois, New York, New York or the Commonwealth of Massachusetts are all authorized or obligated by law or executive order to be closed for business.

         "Capitalized Interest Account" means the account designated as such, established and maintained pursuant to Sections 8.01 and 8.09 of the Indenture.

         "Capitalized Interest Amount" means for any Collection Period or other period of determination, the amount of interest that accrued on the Financed Student Loans during such period but was not then payable and that has been or will, pursuant to the terms of such Financed Student Loans, be capitalized and added to the principal balances of such loans.

         "Capitalized Interest Requirement" means, with respect to each Primary Payment Date occurring during the Funding Period and the Primary Payment Date occurring immediately after the Collection Period during which the Funding Period ends, the excess, if any, of (x) the sum of the Servicing Fee Amount, Indenture Trustee's Fees and Expenses, Auction Agent Fee, Broker-Dealer Fee, Policy Premium and Noteholders' Interest Distribution Amount over (y) the Expected Interest Collection with respect to the related Collection Period.

         "Class" means the Class A-1 Notes or the Class A-2 Notes.

         "Class A Note" means a Class A-1 Note or a Class A-2 Note and "Class A Notes" means the Class A-1 Notes, together with the Class A-2 Notes.

         "Class A Noteholder" means a Person in whose name a Class A-1 Note or a Class A-2 Note is registered in the Note Register.

         "Class A Note Principal Amount" means the sum of the Class A-1 Note Principal Amount and the Class A-2 Note Principal Amount.

         "Class A-1 Available Funds" means, solely with respect to Class A-1 Required Distributions, for any Primary Payment Date, the Available Funds for such Primary Payment Date plus any amounts available from the Reserve Account less (i) all amounts allocated pursuant to the Indenture in respect of the Servicing Fee, the Trustee Fees and Expenses, the Auction Agent Fee and the Policy Premium, including any such amounts that are overdue and

(ii) the amount allocated on such Primary Payment Date for deposit into the Class A-2 Distribution Account.

         "Class A-1 Deficiency Amount" means the excess if any of the Class A-1 Required Distribution over, in the case of any Primary Payment Date or the Final Scheduled Payment Date for the Class A-1 Notes, the Class A-1 Available Funds for such date.

         "Class A-1 Formula Rate" means with respect to any Primary Payment Date, the Auction Rate established for the Class A-1 Notes for such Primary Payment Date as determined pursuant to the Auction Procedures.

         "Class A-1 Insurance Policy" means a note guaranty insurance policy with respect to the Class A-1 Notes and all endorsements thereto, if any, dated the Closing Date, issued by the Insurer for the benefit of the Class A-1 Noteholders.

         "Class A-1 Note" means a Class A-1 Note issued pursuant to Section 1.01(a) of the Indenture, substantially in the form of Exhibit 1.01(a) to the Indenture.

         "Class A-1 Note Principal Amount" means with respect to the Class A-1 Notes at any time, the Class A-1 Original Note Principal Amount, less all payments in reduction of principal of the Class A-1 Notes that have actually been received by the Class A-1 Noteholders.

         "Class A-1 Note Rate" means with respect to the first Primary Payment Date, 5.038% per annum, and for any subsequent Primary Payment Date, the per annum rate equal to the lesser of (i) the Class A-1 Formula Rate and (ii) the Student Loan Rate for the related Collection Period.

         "Class A-1 Noteholder" means a Person in whose name a Class A-1 Note is registered in the Note Register.

         "Class A-1 Noteholders' Interest Basis Carryover" means, if the Class A-1 Note Rate for any Payment Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Class A-1 Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the Class A-1 Formula Rate over (b) the amount of interest on the Class A-1 Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon, to the extent permitted by law, at the applicable Class A-1 Note Rate calculated based on the Class A-1 Formula Rate).

         "Class A-1 Noteholders' Interest Carryover Shortfall" means, with respect to any Primary Payment Date, the excess, if any, of (i) the Class A-1 Noteholders' Interest Distribution Amount on the preceding Primary Payment Date over (ii) the amount of interest actually distributed to the Class A-1 Noteholders on such preceding Primary Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-1 Notes from such preceding Primary Payment Date to the current Primary Payment Date.

         "Class A-1 Noteholders' Interest Distribution Amount" means, with respect to any Primary Payment Date, the sum of (i) the amount of interest accrued at the Class A-1 Note Rate for the related Interest Period on the outstanding Class A-1 Note Principal Amount on the immediately preceding Primary Payment Date after giving effect to all principal distributions to holders of Class A-1 Notes on such date (or, in the case of the first Primary Payment Date, outstanding on the Closing Date) and (ii) the Class A-1 Noteholders' Interest Carryover Shortfall for such Primary Payment Date; provided, however, that the Class A-1 Noteholders' Interest Distribution Amount will not include any Class A-1 Noteholders' Interest Basis Carryover.

         "Class A-1 Original Note Principal Amount" has the meaning set forth in
Section 1.02(b) of the Indenture.

         "Class A-1 Required Distribution" means for the Class A-1 Insurance Policy and (i) any Primary Payment Date prior to the Final Scheduled Payment Date, an amount equal to the Class A-1 Noteholders' Interest Distribution Amount plus (x) the lesser of (1) the Subordination Deficit, if any, and (2) the outstanding Class A-1 Note Principal Amount or (y) if an Event of Default has occurred and is continuing, the Subordination Deficit, if any, multiplied by a fraction the numerator of which is the outstanding Class A-1 Note Principal Amount and the denominator of which is the outstanding Class A Note Principal Amount and (ii) for the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default) with respect to the Class A-1 Notes, an amount equal to the sum of the Class A-1 Noteholders' Interest Distribution Amount plus the outstanding Class A-1 Note Principal Amount.

         "Class A-2 Available Funds" means, solely with respect to the Class A-2 Required Distributions, for any Secondary Payment Date, the amount on deposit in the Class A-2 Distribution Account on such date consisting of the amount allocated on the immediately preceding Primary Payment Date for deposit into the Class A-2 Distribution Account plus any Investment Earnings realized on such amount since such Primary Payment Date plus any amounts available from the Reserve Account.

         "Class A-2 Deficiency Amount" means the excess if any of the Class A-2 Required Distribution over, in the case of any Secondary Payment Date or the Final Scheduled Payment Date for the Class A-2 Notes, the Class A-2 Available Funds for such date.

         "Class A-2 Distribution Account" means the segregated trust account established at a Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Class A-2

Noteholders, which account has been designated as the Class A-2 Distribution Account, and any other account designated as the Class A-2 Distribution Account by the Indenture Trustee.

         "Class A-2 Formula Rate" means with respect to any Secondary Payment Date, the Auction Rate established for the Class A-2 Notes for such Secondary Payment Date as determined pursuant to the Auction Procedures.

         "Class A-2 Insurance Policy" means a note guaranty insurance policy with respect to the Class A-2 Notes and all endorsements thereto, if any, dated the Closing Date, issued by the Insurer for the benefit of the Class A-2 Noteholders.

         "Class A-2 Note" means a Class A-2 Note issued pursuant to Section 1.01(a) of the Indenture, substantially in the form of Exhibit 1.01(b) to the Indenture.

         "Class A-2 Note Principal Amount" means with respect to the Class A-2 Notes at any time, the Class A-2 Original Note Principal Amount, less all payments in reduction of principal of the Class A-2 Notes that have actually been received by the Class A-2 Noteholders.

         "Class A-2 Note Rate" means with respect to the first Secondary Payment Date, 5.038% per annum, and for any subsequent Secondary Payment Date, the per annum rate equal to the lesser of (i) the Class A-2 Formula Rate and (ii) the Student Loan Rate for the related Collection Period.

         "Class A-2 Noteholder" means a Person in whose name a Class A-2 Note is registered in the Note Register.

         "Class A-2 Noteholders' Interest Basis Carryover" means, if the Class A-2 Note Rate for any Payment Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Class A-2 Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the Class A-2 Formula Rate over (b) the amount of interest on the Class A-2 Notes actually accrued in respect of such Interest Period based on the Student Loan Rate , together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon, to the extent permitted by law, at the applicable Class A-2 Note Rate calculated based on the Class A-2 Formula Rate).

         "Class A-2 Noteholders' Interest Carryover Shortfall" means, with respect to any Secondary Payment Date, the excess, if any, of (i) the Class A-2 Noteholders' Interest Distribution Amount on the preceding Secondary Payment Date over (ii) the amount of interest actually distributed to the Class A-2 Noteholders on such preceding Secondary Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-2 Notes from such preceding Secondary Payment Date to the current Secondary Payment Date.

         "Class A-2 Noteholders' Interest Distribution Amount" means, with respect to any Secondary Payment Date, the sum of (i) the amount of interest accrued at the Class A-2 Note Rate for the related Interest Period on the outstanding Class A-2 Note Principal Amount on the immediately preceding Secondary Payment Date after giving effect to all principal distributions to holders of Class A-2 Notes on such date (or, in the case of the first Secondary Payment Date, outstanding on the Closing Date) and (ii) the Class A-2 Noteholders' Interest Carryover Shortfall for such Secondary Payment Date; provided, however, that the Class A-2 Noteholders' Interest Distribution Amount will not include any Class A-2 Noteholders' Interest Basis Carryover.

         "Class A-2 Required Distribution" means for the Class A-2 Insurance Policy and (i) any Secondary Payment Date prior to the Final Scheduled Payment Date, an amount equal to the Class A-2 Noteholders' Interest Distribution Amount plus (x) if the Class A-1 Note Principal Amount has been paid in full the Subordination Deficit, if any, or (y) if an Event of Default has occurred and is continuing, the Subordination Deficit, if any, multiplied by a fraction the numerator of which is the outstanding Class A-2 Note Principal Amount and the denominator of which is the outstanding Class A Note Principal Amount and (ii) for the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default) with respect to the Class A-2 Notes, an amount equal to the sum of the Class A-2 Noteholders' Interest Distribution Amount plus the outstanding Class A-2 Note Principal Amount.

         "Class A-2 Original Note Principal Amount" has the meaning set forth in
Section 1.02(b) of the Indenture.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means June 14, 1999.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning specified in the granting clause of the Indenture.

         "Collection Account" means the segregated trust account established at a Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Noteholders, which account has been designated as the Collection Account, and any other account designated as the Collection Account by the Indenture Trustee.

         "Collection Period" means, with respect to the Payment Dates occurring in July 1999, the period beginning on the Closing Date, and ending on June 30, 1999, and, with respect to each succeeding Payment Date, the period beginning on the first day after the end of the preceding Collection Period and ending on the last day of the month preceding such Payment Date.

         "Collections" means (i) all funds which are received by Issuer, the Master Servicer or the Indenture Trustee from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, all Subsidy Payments, Student Loan Guaranty Payments, Reimbursement Payments, finance charges, interest and all other charges) in respect of the Financed Student Loans, or applied to such amounts owed by such Obligors, net of accrued Consolidated Rebate Amounts and other amounts required by the Higher Education Act to be paid to the DOE, with respect to the Financed Student Loans for the related Collection Period, (ii) all funds received pursuant to the Master Servicing Agreement, including all payments representing the Purchase Amount of any purchased Financed Student Loan, and (iii) all funds, including any Purchase Amounts received for Financed Student Loans repurchased by the Seller, received by the Issuer, the Indenture Trustee or the Master Servicer pursuant to the Purchase and Contribution Agreement or from any other source in respect of the Financed Student Loans.

         "Confidential Information" means information provided by the Master Servicer or the Seller to the Eligible Lender Trustee or the Indenture Trustee related to the transactions effected under the Transaction Documents and any computer software provided to the Eligible Lender Trustee or the Indenture Trustee in connection with the transactions effected under the Transactions Documents, in each case whether in the form of documents, reports, lists, tapes, discs or any other form.

         "Consolidated Rebate Amount" means with respect to any Collection Period, the aggregate amount of all rebate fees payable to the DOE in respect of any Federal Consolidation Loans that are then included in the Collateral.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which on the Closing Date shall be the address indicated beneath the signature of the Indenture Trustee in the Indenture, or any other address indicated by the Indenture Trustee in a written notice furnished by the Indenture Trustee to the Issuer.

         "Cutoff Date" means June 11, 1999, with respect to the Initial Financed Student Loans and as of the date established pursuant to the Purchase and Contribution Agreement with respect to the Additional Financed Student Loans.

         "Defaulted Financed Student Loan" means any Financed Student Loan that is a Defaulted Student Loan.

         "Defaulted Student Loan" means any Student Loan (i) as to which any payment, or portion thereof, is more than 180 days past due from the original due date therefor, unless such Student Loan is in a Deferment Status or Forbearance Status, (ii) the borrower of which is the subject of an Event of Bankruptcy or is deceased or disabled or (iii) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than 180 days).

         "Deferment Status" means a status with respect to any Student Loan permitted by the Higher Education Act and the policies of the applicable Student Loan Guarantor during which the related obligor may postpone or reduce the amount of the obligor's scheduled payment of principal and interest.

         "Deficiency Claim Date" means the third Business Day prior to the applicable Payment Date.

         "Definitive Notes" has the meaning specified in Section 1.10 of the Indenture.

         "Delinquent Student Loan" means any student loan as to which the any portion of a scheduled payment remains outstanding for greater than 30 days.

         "Depository" means the nominee of DTC and any successor depository selected by the Issuer.

         "Determination Date" means the fifth Business Day preceding the Primary Payment Date.

         "DOE" means the U.S. Department of Education, and any successor thereto.

         "Dollars" means dollars in lawful money of the United States of America.

         "DTC" means The Depository Trust Company, and any successor thereto.

         "EFG" means Educational Finance Group, Inc.

         "Eligible Borrower" means, with respect to any Student Loan, an individual who is eligible under the Higher Education Act to be the Obligor of a Student Loan for financing a program of education at an Eligible Institution or for consolidating two or more such Student Loans, including an individual who is eligible under the Higher Education Act to be an Obligor of a loan made pursuant to Section 428A, 428B, 428C or 428H of the Higher Education Act (20 U.S.C. Sections 1078-1, 1078-2, 1078-3, or 1078-8).

         "Eligible Deposit Account" means either (i) a segregated account with a Qualified Institution or (ii) a segregated trust account with a Qualified Institution.

         "Eligible Financed Student Loan" means a Financed Student Loan that is an Eligible Student Loan as of the date it became a Financed Student Loan.

         "Eligible Institution" means an institution that is (i) an institution of higher education, (ii) a vocational school or (iii) any other institution that, in all of the above case, is an "eligible institution" as defined in the Higher Education Act.

         "Eligible Investments" means any one or more of the following obligations or securities:

         direct obligations of or obligations insured or guaranteed by the United States of America;

         obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized, which bear the full faith and credit of the United States of America;

         certificates of deposit of not more than $100,000 issued by a financial institution with its principal place of business in the United States of America, but only if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation; and

         shares in mutual funds investing solely in short term securities of the United States government where the mutual fund custodian has taken delivery of the collateralizing securities, provided that (i) such fund shall have the highest short-term credit rating available from Moody's and S&P and (ii) such shares shall be freely redeemable by the holder on a daily basis.

         "Eligible Lender Trustee" has the meaning set forth in the preamble to the Indenture.

         "Eligible Lender Trustee Fee" means the fee paid to the Eligible Lender Trustee pursuant to Section 10 of the Trust Agreement; provided, however, that under no circumstance shall such fee (exclusive of the acceptance fee) exceed an annual amount equal to $12,000, payable in twelve equal monthly installments pursuant to Section 8.03(b) of the Indenture.

         "Eligible Student Loan" means a Student Loan:

         which was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto;

         was originated or acquired by EFG (or by the Eligible Lender Trustee on its behalf) and acquired by the Issuer in the ordinary course of its business;

         provides for payments on a periodic basis that fully amortizes the Principal Balance of such Student Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions or any related Student Loan Guaranty Agreement, and yield interest at the rates applicable thereto;

         was originated by an "eligible lender" under the Higher Education Act in the ordinary course of its business and is guaranteed by a Student Loan Guarantor that is an eligible guarantor under the Higher Education Act, qualifies the holder thereof to receive Subsidy Payments from the DOE and Student Loan Guaranty Payments from the related Student Loan Guarantor, qualifies the related Student Loan Guarantor to receive reinsurance payments thereon from the DOE, and such Student Loan qualifies for a rate of reimbursement to the related lender equal to at least 98%;

         complied at the time of origination and, except as may otherwise be agreed to by the Insurer, complies, at the time of its inclusion in the Collateral, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making and servicing of such Student Loan including the requirements of the applicable Student Loan Guaranty Agreement;

         all signatures with respect to which are genuine and the Student Loan Note evidencing such Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the related Obligors enforceable in accordance with its terms;

         with respect to which no right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists with respect to such Student Loan;

         no payment with respect to which is more than 120 days delinquent; except as permitted in this clause (h), no default, breach, violation or event permitting acceleration under the terms of such Student Loan has occurred, and except for payment defaults continuing for a period of not more than 120 days, no continuing condition that with notice or the lapse of time or both that would constitute a default, breach, violation or event permitting acceleration under terms of such Student Loan has arisen; and with respect to such Student Loan, none of the forgoing events has occurred and been waived by any Person;

         with respect to which, to the best of the Issuer's knowledge, an Event of Bankruptcy has not occurred with respect to the related borrower;

         that has not been originated in, and is not subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Student Loan or beneficial ownership therein, is unlawful, void or voidable;

         with respect to which there is only one original executed copy of the Student Loan Note;

         with regard to which the warranty of the Issuer in Section 2.01(g) of the Indenture is true and correct;

         the sale or assignment of which to the Issuer pursuant to the Purchase and Contribution Agreement, if applicable, and the granting of a security interest to the Indenture Trustee pursuant to the Indenture does not contravene or conflict with any law or regulation, or require the consent or approval of, or notice to, any Person;

         that is the subject of a valid Subservicing Agreement and as to which a Sub-servicer Event of Default has not occurred;

         the maturity date with respect to such Student Loan does not occur after the date which is one year prior to the Final Scheduled Payment Date;

         if such Student Loan is a subsidized Stafford Loan to an Eligible Borrower attending a non-proprietary institution with a matriculation period less than four years, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all subsidized Stafford Loans to Eligible Borrowers attending non-proprietary institutions with a matriculation period less than four years that are Financed Student Loans, the aggregate outstanding balance of all subsidized Stafford Loans to Eligible Borrowers attending a non-proprietary institution with a matriculation period less than four years that are Financed Student Loans shall not exceed 5% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a subsidized Stafford Loan to an Eligible Borrower attending a proprietary institution, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all subsidized Stafford Loans to Eligible Borrowers attending proprietary institutions that are Financed Student Loans, the aggregate outstanding balance of all subsidized Stafford Loans to Eligible Borrowers attending proprietary institutions that are Financed Student Loans shall not exceed 5% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a PLUS Loan to an Eligible Borrower attending a non-proprietary institution with a matriculation period less than four years, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all PLUS Loans to Eligible Borrowers attending non-proprietary institutions with a matriculation period less than four years that are Financed Student Loans, the aggregate outstanding balance of all PLUS Loans to Eligible Borrowers attending a non-proprietary institution with a matriculation period less than four years that are Financed Student Loans shall not exceed 1% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Federal Consolidation Loan to an Eligible Borrower attending a non-proprietary institution with a matriculation period less than four years, if the aggregate outstanding Principal Balance thereof is added to the outstanding Principal Balance of all Federal Consolidation Loans to Eligible Borrowers attending non-proprietary institutions with a matriculation period less than four years that are Financed Student Loans, the aggregate outstanding balance of all Federal Consolidation Loans to Eligible Borrowers attending a non-proprietary institution with a matriculation period less than four years that are Financed Student Loans shall not exceed 1% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Federal Consolidation Loan to an Eligible Borrower attending a proprietary institution, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Federal Consolidation Loans to Eligible Borrowers attending proprietary institutions that are Financed Student Loans, the aggregate outstanding balance of all Federal Consolidation Loans to Eligible Borrowers attending proprietary institutions that are Financed Student Loans shall not exceed 2.0% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Federal Consolidation Loan to an Eligible Borrower, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Federal Consolidation Loans to Eligible Borrowers that are Financed Student Loans, the aggregate outstanding balance of all Federal Consolidation Loans to Eligible Borrowers that are Financed Student Loans shall not exceed 3% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Student Loan in which the related Eligible Borrower is in a Deferment Status, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Financed Student Loans the Eligible Borrowers with respect to which are in a Deferment Status, the aggregate outstanding balance of all Financed Student Loans that the Eligible Borrowers with respect to which are in a Deferment Status shall not exceed 5% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Student Loan in which the related Eligible Borrower is in an In School Status, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Financed Student Loans the Eligible Borrowers with respect to which are in an In School Status, the aggregate outstanding balance of all Financed Student Loans that the Eligible Borrowers with respect to which are in an In School Status shall not exceed 65% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Student Loan which is in a Grace Period, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Financed Student Loans that are in a Grace Period, the aggregate outstanding balance of all

Financed Student Loans that are in a Grace Period shall not exceed 15% of the aggregate outstanding Principal Balance of all Financed Student Loans;

         if such Student Loan is a Student Loan which is in Forbearance Status, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Financed Student Loans the are in Forbearance Status, the aggregate outstanding balance of all Financed Student Loans that are in Forbearance Status shall not exceed 5% of the aggregate outstanding Principal Balance of all Financed Student Loans; and

         if such Student Loan is an Unsubsidized Loan in which the related Eligible Borrower is in an In School Status, if the outstanding Principal Balance thereof is added to the aggregate outstanding Principal Balance of all Unsubsidized Loans in which the related Eligible Borrower is in an In School Status, the aggregate outstanding balance of all Unsubsidized Loans to Eligible Borrowers in which the related Eligible Borrower is in an In School Status, that are Financed Student Loans shall not exceed 30% of the aggregate outstanding Principal Balance of all Financed Student Loans.

         "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

         such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Event of Default" has the meaning set forth in Section 5.01 of the Indenture.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation.

         "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of accrued Consolidated Rebate Amounts and other amounts required by the Higher Education Act to be paid to the DOE, with respect to the Financed Student Loans for the related Collection Period (whether or not such interest is actually paid), (ii) all Subsidy Payments estimated to have accrued for such Collection Period whether or not actually received and (iii) Investment Earnings on amounts in the Collection Account, the Pre-Funding Account and the Class A-2 Distribution Account (in the case of the Class A-2 Distribution Account, to the extent not used to make payment on such Notes) since the preceding Primary Payment Date.

         "Federal Consolidation Loan" means a loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS Loans, SLS Loans or Stafford Loans in accordance with the Higher Education Act.

         "Federal Guarantor" means each guarantor with whom the Eligible Lender Trustee has entered into a separate Guaranty Agreement.
         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

         "Federal Student Loan Program" means the Federal Family Education Loan Program authorized under the Higher Education Act.

         "Final Scheduled Payment Date" means the Primary Payment Date, in the case of the Class A-1 Notes and the Secondary Payment Date, in the case of the Class A-2 Notes, occurring in November 2022, on which dates the principal of and interest on the Class A-1 Notes and Class A-2 Notes, respectively, shall have been paid in full.

         "Financed Student Loan" means each Student Loan identified from time to time on the Student Loan Schedule and, without duplication but by way of inclusion and emphasis, all Additional Financed Student Loans funded or substituted, or purported to be funded or substituted, with amounts on deposit in the Pre-Funding Account or pursuant to Section 2.02 of the Indenture, respectively and all Student Loans, whether or not funded or substituted as described above, that are subject to the Lien of the Indenture.

         "Fitch IBCA" means Fitch IBCA, Inc.

         "Forbearance Status" means the temporary period of time where the Obligor's required interest and principal payments are postponed or reduced due to financial hardship in accordance with the Higher Education Act and the policies of the applicable Student Loan Guarantor.

         "Funding Period" means the period from the Closing Date until the first to occur of (i) the Primary Payment Date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) an Event of Default occurring under the Indenture, (iii) the date on which a Bankruptcy Event occurs with respect to EFG or (iv) the last day of September 1999.

         "General Partner" means EFG-II SPC-I, Inc., a Delaware corporation, in its capacity as the general partner of the Issuer under the Issuer's limited partnership agreement.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Grace Period" means the period of time from when the student borrower leaves school or drops below half-time status and when the student borrower's repayment period begins.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guaranty Agreement" means each guaranty agreement pursuant to which each Financed Student Loan to be sold to the Eligible Lender Trustee on behalf of the Issuer will be guaranteed as to principal and interest by a Federal Guarantor.

         "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder of DOE or the applicable guaranty agent.

         "Indemnification Agreement" means the Indemnification Agreement dated as of the Closing Date among the Insurer, EFG, the General Partner and Lehman Brothers Inc.

         "Indenture" means the Indenture dated as of June 14, 1999, as amended, between the Issuer and First Chicago, as Indenture Trustee.

         "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Insurer (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Indenture Trustee" has the meaning set forth in the preamble to the Indenture.

         "Indenture Trustee's Fees" means an amount equal to $10,000 per annum, payable in twelve equal monthly installments pursuant to Section 8.03(b) of the Indenture.

         "Indenture Trustee's Office" means The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention:
Corporate Trust Services Division.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, EFG and any Affiliate of any of the foregoing Persons, (b) does not have any interest in the Issuer, any such other obligor, EFG or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, EFG or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "In School Status" means with respect to any Student Loan the period during which (i) the student borrower is attending school at least half-time and maintaining satisfactory academic progress and (ii) the student borrower is eligible for additional student loans and in-school deferment of payment of interest and principal.

         "Initial Financed Student Loans" means the Financed Student Loans sold and/or contributed to the Issuer on or prior to the Closing Date pursuant to the Purchase and Contribution Agreement.

         "Initial Pool Balance" means the Pool Balance (including the Pre-Funded Amount) as of the Closing Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Agreement" means the Insurance Agreement, dated as of the Closing Date, among EFG, the Issuer, the Insurer, the Master Servicer, EFG, the General Partner, the Indenture Trustee and the Eligible Lender Trustee.

         "Insurance Policy" means the Class A-1 Insurance Policy and the Class A-2 Insurance Policy.

         "Insured Payment" means (a) with respect to the Class A-1 Insurance Policy (i) as of any Primary Payment Date, any Class A-1 Deficiency Amount and
(ii) any Preference Amount with respect to the Class A-1 Notes and (b) with respect to the Class A-2 Insurance Policy (i) as of any Secondary Payment Date, any Class A-2 Deficiency Amount and (ii) any Preference Amount with respect to the Class A-2 Notes.

         "Insurer" means MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York and any successors thereto.

         "Insurer Default" means (i) the occurrence of an Event of Bankruptcy with respect to the Insurer or (ii) the occurrence of a failure by the Insurer to make an Insured Payment in accordance with the Insurance Policy.

         "Insurer Reimbursement Amount" means, as of any Primary Payment Date, the sum of (i) all amounts previously paid by the Insurer under the Insurance Policy which have not previously been reimbursed and (ii) all other amounts due to the Insurer under the Insurance Agreement and Indemnification Agreement, other than the Policy Premium.

         "Interest Collections" means, with respect to any Collection Period, that portion of any Collections received during such Collection Period attributable to interest accrued on the Financed Student Loans, including, but not limited to all Subsidy Payments and that portion of any Purchase Amounts, Reimbursement Payments and Student Loan Guaranty Payments attributable to interest accrued on the Financed Student Loans, plus all Investment Earnings.

         "Interest Period" means (i) with respect to the Class A-1 Notes and any Primary Payment Date, the period commencing on and including the preceding Primary Payment Date (or in the case of the first Primary Payment Date commencing on the Closing Date) and ending on and not including such Primary Payment Date and (ii) with respect to the Class A-2 Notes and any Secondary Payment Date, the period commencing on and including the preceding Secondary Payment Date (or in the case of the first Secondary Payment Date commencing on the Closing Date) and ending on and not including such Secondary Payment Date.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Investment Earnings" means, with respect to each Primary Payment Date, all investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts realized since the preceding Primary Payment Date (and in the case of the Class A-2 Distribution Account not distributed on the preceding Secondary Payment Date).

         "Issuer" has the meaning set forth in the preamble to the Indenture.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt for a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

         "Majority Interest" means with respect to the rights of the Noteholders arising under the Indenture and in connection with any other Transaction Document, the holders of Notes evidencing more than 50% of the balance of the Notes by outstanding principal amount.

         "Master Servicer" means EFG Technologies, Inc. and any successors thereto.

         "Master Servicing Agreement" means the Master Servicing Agreement, dated as of June 14, 1999, among the Issuer, the Master Servicer and the Eligible Lender Trustee.

         "Material Adverse Effect" with respect to any event or circumstance and any Person, means a material adverse effect on:

         (i) the business, assets, financial condition or operations of such Person;

         with respect to the Issuer or General Partner, the ability of such Person to perform its respective obligations under the Indenture or any other Transaction Document;

         with respect to the Issuer, the validity, enforceability or collectibility of the Indenture, any other Transaction Document, a material amount of the Financed Student Loans or a material amount of the Student Loan Notes, or the Master Servicing Agreement or the Student Loan Guaranty Agreements; or

         with respect to the Issuer, the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest in the Collateral.

         "Monthly Report" means a report, in substantially the form of Exhibit 3.06(d) to the Indenture, furnished by the Issuer to the Eligible Lender Trustee, the Indenture Trustee and the Insurer.

         "Moody's" means Moody's Investors Service, Inc.

         "Net Principal Collections" means, as of any date, the Principal Collections (calculated for the Collection Period ending in the preceding calendar month) minus the Capitalized Interest Amount for such Collection Period.

         "Note" means a Class A-1 Note or Class A-2 Note, and "Notes" means the Class A-1 Notes and Class A-2 Notes.

         "Note Depository Agreement" means the agreement dated as of June 14, 1999, among the Issuer, the Indenture Trustee and The Depository Trust Company.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Principal Amount" means the Class A-1 Note Principal Amount and/or the Class A-2 Note Principal Amount, as applicable.

         "Note Purchase Agreement" means the purchase agreement, dated as of June 11, 1999, among Lehman Brothers, Inc., the Issuer and EFG relating to the Notes.

         "Note Register" has the meaning set forth in Section 1.03(a) of the Indenture.

         "Note Registrar" has the meaning set forth in Section 1.03(a) of the Indenture.

         "Note Rate" means the Class A-1 Note Rate or the Class A-2 Note Rate, as applicable.



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

         "Noteholder" means a Person in whose name a Class A-1 Note or Class A-2
Note is registered in the Note Register.

         "Noteholders' Distribution Amount" means, with respect to any Primary Payment Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Primary Payment Date.

         "Noteholders' Interest Basis Carryover" means, with respect to any Primary Payment Date, the sum of the Class A-1 Noteholders' Interest Basis Carryover and the Class A-2 Noteholders' Interest Basis Carryover.

         "Noteholders' Interest Distribution Amount" means, with respect to any Primary Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount for such Primary Payment Date and the Class A-2 Noteholders' Interest Distribution Amount for the related Secondary Payment Date.

         "Noteholders' Principal Carryover Shortfall" means, as of the close of business on any Primary Payment Date, the excess of (i) the Noteholders' Principal Distribution Amount on such Primary Payment Date over (ii) the amount of principal actually distributed to the Class A-1 Noteholders and deposited in respect of principal into the Class A-2 Distribution Account on such Primary Payment Date.

         "Noteholders' Principal Distribution Amount" means, with respect to any Primary Payment Date, the sum of (a) the Principal Distribution Amount for such Primary Payment Date and (b) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Primary Payment Date; provided, however, that in each case such amount will be rounded down to the nearest multiple of $10,000; provided, further, that the Noteholders' Principal Distribution Amount will in no event exceed the outstanding Class A Note Principal Amount; and provided, further, that on the Final Scheduled Payment Date the Noteholders' Principal Distribution Amount will equal the amount, if any, that is necessary in order to reduce the Class A Note Principal Balance to zero on such date.

         "Obligor" means a Person obligated to make payments with respect to a Student Loan, including the students, the Student Loan Guarantors and the DOE.

         "Officer's Certificate" means (i) in the case of the Issuer, a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.13 of the Indenture, and delivered to the Indenture Trustee and (ii) in the case of the Seller and the Master Servicer, a certificate signed by an Authorized Officer of the Seller and the Master Servicer, respectively.

         "Opinion of Counsel" means a written opinion of counsel acceptable to the Indenture Trustee and the Insurer, who may be in-house counsel for the Master Servicer or EFG (except



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

that any opinion pursuant to Section 3.04(b) of the Indenture or any opinion pursuant to any other Transaction Document or relating to taxation must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Insurer and the Rating Agencies, is reasonably acceptable to it.

         "Original Note Principal Amount" means the Class A-1 Original Note Principal Amount or the Class A-2 Original Note Principal Amount, as applicable.

         "Outstanding" means, as of any date of determination and with respect to the Notes, all Notes theretofore authenticated and delivered under the Indenture except: (i) Notes theretofore cancelled or delivered for cancellation, as specified in the Indenture; (ii) Notes or portions thereof for which payment or redemption money in the necessary amount has been theretofore deposited as specified in the Indenture; (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof is presented to the Indenture Trustee that any such Notes are held by a holder in due course; and (v) Notes alleged to have been destroyed, lost or stolen and for which replacement Notes have been issued as provided for in the Indenture.

         "Owner" means each Noteholder who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment thereunder.

         "Parity Date" means the first Primary Payment Date on which the Class A Note Principal Amount as of such Primary Payment Date, after giving effect to all distributions on the Class A-1 Notes and deposits to the Class A-2 Distribution Account on such date, is less than or no more than $9,999 in excess of, the Pool Balance as of the last day of the related Collection Period.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.13 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

         "Payment Date" means a Primary Payment Date or a Secondary Payment
Date.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

         "Policy Premium" means the premium described in each Insurance Policy.

         "Pool Balance" at any time means the aggregate outstanding Principal Balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon through the end of such Collection Period to the extent such interest will be capitalized upon commencement of repayment), after giving effect to the following, without duplication: (i) all payments received by the Issuer and/or the Indenture Trustee during such Collection Period from or on behalf of the Obligors, the Federal Guarantors and the DOE, (ii) all Purchase Amounts received by the Issuer and/or the Indenture Trustee for such Collection Period from the Seller, the Issuer or the Master Servicer in respect of any Financed Student Loans that have been repurchased by the Seller or reassigned to the Issuer due to a breach of a representation or warranty made by the Seller or Issuer as to the Financed Student Loans in the Indenture or the Purchase and Contribution Agreement, respectively, or that have been purchased by the Master Servicer due to a breach of certain servicing covenants by the Master Servicer, and (iii) all Realized Losses on Financed Student Loans liquidated during such Collection Period; provided, that, during the Funding Period, the Pool Balance will also include an amount equal to the difference between the amount deposited into the Pre-Funding Account on the Closing Date and the amount of Additional Fundings since the Closing Date.

         "PLUS Loan" means a Parent Loan for Undergraduate Students, made in accordance with the Higher Education Act.

         "Preferred Amount" means any amount previously distributed to an Owner with respect to the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final non-applicable order of a court having competent jurisdiction.

         "Pre-Funded Amount" means, with respect to any Primary Payment Date or other specified date of determination, the amount on deposit in the Pre-Funding Account.

         "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Sections 8.01 and 8.05 of the Indenture.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 1.04 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Premium Percentage" means, at any time, the percentage equivalent of a fraction, the numerator of which is the outstanding Class A Note Principal Amount, and the denominator of which is equal to the Pool Balance.

         "Primary Payment Date" means for any Collection Period the first Business Day after each Auction Date relating to the Class A-1 Notes.



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

         "Prime Rate" means the interest rate that banks charge to their most creditworthy customers.

         "Principal Balance" with respect to any Student Loan means the original principal amount of such Student Loan, plus capitalized interest thereon, if any, less payments of principal by or on behalf of the Obligor of such Student Loan.

         "Principal Collections" means all Collections other than Interest Collections.

         "Principal Distribution Amount" means, with respect to any Primary Payment Date, the lesser of (i) the Available Funds remaining for the related Primary Payment Date after the payment and allocations required pursuant to clauses first through fourth of Section 8.03(b) of the Indenture and (ii) the excess of the outstanding Class A Note Principal Amount immediately prior to such Primary Payment Date over the Pool Balance as of the end of the preceding Collection Period.

         "Principal Holdover Amount" means, with respect to any Primary Payment Date, the amount by which the Noteholders' Principal Distribution Amount is rounded down pursuant to the first proviso of the definition thereof.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Amount" means, with respect to the purchase of any Initial Financed Student Loans and with respect to any reassignment of any Financed Student Loan pursuant to Section 2.02 of the Indenture, Section 4.2 of the Purchase and Contribution Agreement or Section 3.05 of the Master Servicing Agreement, an amount equal to the sum of (i) the Principal Balance of such Financed Student Loans multiplied prior to the Parity Date by the Premium Percentage and (ii) all accrued and unpaid interest thereon.

         "Purchase and Contribution Agreement" means the Purchase and Contribution Agreement, dated as of June 14, 1999, among EFG, the Eligible Lender Trustee and the Issuer, as the same may be amended, supplemented, or otherwise modified from time to time.

         "Qualified Institution" means a depository institution organized under the laws of the United States of America on any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Insurer, Moody's and S&P or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Insurer, Moody's and S&P and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

         "Ratings Agencies" means Moody's, S&P and Fitch IBCA.



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

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten days' prior notice thereof and that each of the Rating Agencies shall have notified the Issuer and the Indenture Trustee (with a copy to the Insurer) in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Notes without regard to the Insurance Policy.

         "Realized Losses" means, with respect to a Collection Period and for Student Loans that became Defaulted Student Loans during such Collection Period, the excess of the Principal Balance of each such Defaulted Student Loan plus accrued but unpaid interest thereon over any net recoveries or other Collections thereon during such Collection Period.

         "Reassignment" has the meaning assigned thereto in Section 2.02 of the Indenture.

         "Record Date" means (i) with respect to the Book Entry Notes, the Transfer Date immediately preceding each Primary Payment Date and (ii) with respect to the Definitive Notes, the last day of the calendar month immediately preceding each Primary Payment Date.

         "Redemption Date" means in the case of a payment to Noteholders pursuant to Section 9.01 of the Indenture, the Primary Payment Date specified by the Issuer pursuant to Section 9.01 of the Indenture.

         "Redemption Price" means in the case of a payment made to Noteholders pursuant to Section 9.01 of the Indenture, the amount to be so paid pursuant to such Section 9.01.

         "Reimbursement Contract" means the agreements between the Student Loan Guarantors and the DOE providing for the payment by the Secretary of amounts authorized to be paid pursuant to the Higher Education Act, including, without limitation, reimbursement of amounts paid or payable upon Defaulted Student Loans and Subsidy Payments to holders of Student Loans.

         "Reimbursement Payment" means any payment by the Secretary pursuant to a Reimbursement Contract in respect of a Student Loan.

         "Related Security" means, with respect to any Financed Student Loan:
(a) all of the right, title and interest of the Issuer and the Eligible Lender Trustee in and to the Student Loan Note(s) and all other agreements that relate to such Financed Student Loan; (b) any security interests or liens and property subject thereto from time to time purporting to secure payment of such Financed Student Loan, whether pursuant to the Student Loan Note related to such Financed Student Loan or otherwise and (c) all other guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Financed Student Loan.

         "Reserve Account" means the account established at Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Noteholders, which account has been designated as the Reserve Account, and any other account designated as the Reserve Account by the Indenture Trustee.

         "Reserve Account Excess" means, as of each Primary Payment Date, the amount, if any, by which the amount on deposit in the Reserve Account (after giving effect to all deposits thereto pursuant to Section 8.03(b) and all withdrawals therefrom pursuant to Section 8.04(d) of the Indenture) is greater than the Specified Reserve Account Balance for such Primary Payment Date.

         "Reserve Account Initial Deposit" means $10,701,901.

         "Responsible Officer" means with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, assistant treasurer, assistant secretary, or any other similar officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of an familiarity with the subject.

         "Rule 144A" has the meaning set forth in Section 1.06(a) of the Indenture.

         "Secondary Payment Date" means for any Collection Period the first Business Day after each Auction Date relating to the Class A-2 Notes.

         "Secretary" means the Secretary of the DOE or an official or employee of the DOE acting for the Secretary under a delegation of authority.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means Educational Finance Group, Inc., a Delaware corporation, and any successors thereto.

         "Servicer Default" has the meaning assigned thereto in Section 6.01 of the Master Servicing Agreement.

         "Servicing Fee Amount" means an amount equal to the product of (i) one-twelfth of 0.75% and (ii) the Pool Balance as of the close of business on the last day of the second preceding calendar month.

         "SLS Loan" means a loan that is made under the Supplemental Loans for Students Program in accordance with the Higher Education Act.



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

         "Specified Reserve Account Balance" means with respect to any Primary Payment Date, an amount equal to the greater of (i) 3.35% of the aggregate principal balance of the Notes after taking into account the effect of distributions and deposits to the Class A-2 Distribution Account on such Primary Payment Date and (ii) $798,650.

         "S&P" means Standard & Poor's, a division of The McGraw Hill Companies, Inc.

         "Stafford Loan" means a loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act, including subsidized loans and Unsubsidized Loans.

         "Student Loan" means a student loan originated in compliance with the Federal Student Loan Program and which is guaranteed as to principal and interest by a Student Loan Guarantor pursuant to a Student Loan Guaranty Agreement.

         "Student Loan Files" means the documents relating to the Financed Student Loans specified in Section 2.01 of the Master Servicing Agreement.

         "Student Loan Guaranty Agreement" means any of, and "Student Loan Guaranty Agreements" means all of, the agreements pursuant to which the Student Loan Guarantors guarantee Financed Student Loans, in each case as the same may be amended, supplemented or otherwise modified from time to time.

         "Student Loan Guaranty Payment" means any payment by a Student Loan Guarantor pursuant to a Student Loan Guaranty Agreement in respect of a Financed Student Loan.

         "Student Loan Guarantors" means any guaranty agency under the Higher Education Act providing guarantees with respect to Financed Student Loans approved by the Insurer.

         "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

         "Student Loan Rate" means, with respect to any Collection Period, the interest rate equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Collection Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Expected Interest Collection for such Collection Period, less the sum of the Policy Premium, the Servicing Fee Amount, the Trustee's Fees and Expenses, the Auction Agent Fee, the Broker-Dealer Fee, the Eligible Lender Trustee's Fees, with respect to such Collection Period and (ii) the denominator of which is the aggregate principal amount of the Notes as of the last day of such Collection Period (provided, that, during the Funding Period such denominator shall equal the aggregate principal amount of the Notes less the Pre-Funded Amount as of the last day of such Collection Period).



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

         "Student Loan Schedule" means Appendix C to the Indenture constituting a listing of Student Loans legally or beneficially owned by the Issuer (including all Student Loans subject to the Lien of the Indenture) delivered to and held by the Indenture Trustee pursuant to the Indenture (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Indenture Trustee), as from time to time amended, supplemented, or modified.

         "Subordination Deficit" means, with respect to a Primary Payment Date occurring after the Parity Date, and the Secondary Payment Date immediately subsequent to such Primary Payment Date, the amount, if any, by which (x) the Class A Note Principal Amount as of such Primary Payment Date, and following the making of all payments to be made on such Primary Payment Date and the immediately subsequent Secondary Payment Date (except for any payment to be made as to principal from proceeds of the Insurance Policy), exceeds (y) the Pool Balance as of the last day of the preceding Collection Period.

         "Subsequent Cutoff Date" means the date during the Funding Period as of which any New Loan is transferred to the Issuer pursuant to the Purchase and Contribution Agreement and the date on and after which all distributions on such loan are property of the Issuer.

         "Sub-servicer" means any of, and "Sub-servicers" means all of, the sub-servicer(s) which have been approved by the Insurer servicing the Financed Student Loans, identified as such on the Student Loan Schedule, which is Appendix C to the Indenture and on Schedule C of the Master Servicing Agreement.

         "Sub-servicer Event of Default" means for any Subservicing Agreement, an event as defined therein pursuant to which the Sub-servicer's right to service Financed Student Loans thereunder is subject to termination or removal.

         "Sub-servicing Agreement" means any of, and "Sub-servicing Agreements" means all of, the agreements entered into between the Master Servicer and any Sub-servicer which has been approved by the Insurer pursuant to which such Sub-servicer agrees to service Financed Student Loans, in each case, as the same may be amended, supplemented or otherwise modified from time to time, with the Insurer's consent.

         "Subsidiary" means a corporation of which the relevant Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

         "Subsidy Payment" means interest subsidy payments, special allowance payments and other payments of a similar nature made to the Issuer pursuant to the terms of the Higher Education Act.

         "Substitution" has the meaning assigned thereto in Section 2.02 of the Indenture.

         "Substitution Amount" means with respect to the Substitution of any Financed Student Loan pursuant to Section 2.02 of the Indenture, Section 4.2 of the Purchase and Contribution Agreement or Section 3.05 of the Master Servicing Agreement, an amount equal to the sum of the Principal Balance of such Financed Student Loans and all accrued and unpaid interest thereon.

         "Transaction Documents" means the Indenture, the Notes, the Master Servicing Agreement, the Sub-servicing Agreements, the Student Loan Guaranty Agreements, the Purchase and Contribution Agreement, the Lender Services Agreement, the Trust Agreement, the Insurance Agreement, the Indemnification Agreement, the Insurance Policy and the Reimbursement Contract and the other documents to be executed and delivered in connection herewith.

         "Transfer Date" means the date designated for the purchase of Additional Financed Student Loans pursuant to the Purchase and Contribution Agreement.

         "Trust Accounts" means the Collection Account, the Class A-2 Distribution Account, the Pre-Funding Account, the Reserve Account and the Capitalized Interest Account.

         "Trust Agreement" means the Trust Agreement dated December 7, 1998, between EFG-I, LP, and The First National Bank of Chicago, as trustee, as amended by the amendment dated June 1, 1999 among the Issuer, EFG-I, LP, the Indenture Trustee and the Eligible Lender Trustee.

         "Trustees Fees" means the sum of the Eligible Lender Trustee's Fee and the Indenture Trustee's Fee.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

         "Unmatured Event of Default" means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default.

         "Unsubsidized Loan" means Stafford Loans that are not subsidized by the DOE as set forth in Section 428H of the Higher Education Act (20 U.S.C.
Section 1078-8).

         Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         Computation of Time Periods. Unless otherwise stated in the Indenture, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".